UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197
(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

September 30, 2019

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Global Allocation Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols

Peter W. Palfrey, CFA®	Class A NEFRX

Richard G. Raczkowski	Class C NECRX

Loomis, Sayles & Company, L.P.	Class N NERNX

Class Y NERYX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018 and risk sentiment faltered, credit spread widened, equities fell, and rates plunged. By early 2019, the Fed was forced to reverse forward guidance towards an easing bias.

The Fed subsequently cut rates by a quarter point on August 1, September 19, and again early in the fourth quarter of 2019, bringing its benchmark federal funds target rate to a range of 1.50% to 1.75%. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds. These circumstances helped fuel gains for US Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September — near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Domestic inflation remained below target, mirroring a trend that was in place across the globe. US core personal consumption expenditure inflation (which excludes food and energy) moved toward the 2% level in late 2018 before settling into a range between 1.5% and 1.7% from March onward. Low inflation was one of the key factors providing the Fed and foreign central banks with the ability to loosen policy in order to address slowing growth.

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, corporates were boosted by both positive earnings trends and healthy investor risk appetites.

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Core Plus Bond Fund returned 8.67% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 10.30%.

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Explanation of Fund Performance

While on a year-to-date basis, the Fund has outperformed its benchmark, the weaker 12 month relative return reflects the Fund’s underperformance during the “risk-off” period in the fourth quarter of 2018. The Fund’s allocation to Treasury inflation-protected securities (TIPS) was the primary detractor from relative performance as inflation expectations softened over the year. Exposure to emerging markets, specifically an allocation to US dollar-denominated Argentina bonds, also weighed on performance. Non-dollar exposure, specifically Mexican peso, detracted from relative returns as the peso depreciated versus the US dollar over the twelve month period. Additionally, the Fund’s holdings within Securitized Agency also constrained performance relative to the benchmark.

The Fund’s slightly above-benchmark stance with respect to duration (and corresponding sensitivity to changes in interest rates) added to relative performance. An underweight to nominal US Treasuries also added to relative return as riskier assets outperformed. Security selection within US investment grade corporates also boosted performance, led by positions within industrials and utilities.

Outlook

We believe that the Fed will likely remain on hold for the remainder of 2019 and into 2020, depending on substantive progress of trade talks and economic indicators. The three rate cuts have already helped to ameliorate yield curve inversion, stimulate activity and ease concerns about the impending end of the credit cycle.1 We believe these cuts represent a “mid-cycle adjustment” and we do not expect a US recession to take hold over the next twelve months.

Corporate fundamentals remain consistent with a credit cycle in late expansion. Top line revenues have plateaued, margins have started to deteriorate, leverage is elevated and businesses are concerned with the economic environment, particularly given the ongoing discussions around trade. Primary cycle risks continue to include the pace of global growth, US trade policy, strong dollar, global central bank policy accommodation and the potential for further escalation of Middle East tensions.

We currently have a 7.7% market value allocation to TIPS which accounts for approximately 22% of total portfolio duration. We continue to find breakeven inflation levels (the difference between yields on nominal Treasuries and TIPS of the same maturity) on 10- and 30-year TIPS attractive relative to historical levels and versus our inflation and interest rate expectations. In light of what we consider an overbought nominal Treasury market, we expect TIPS to provide an attractive alternative to longer-dated US Treasuries going forward, especially as the Fed refocuses on generating and sustaining a more robust inflation outlook for the US economy.

Our portfolio duration (which reflects price sensitivity to interest rate expectations) is approximately 0.45 years longer than the benchmark on a nominal basis, but we expect the portfolio to behave about 0.45 years shorter, largely due to our TIPS and high yield exposure.

We believe our higher-than-benchmark yield, in combination with our meaningful underweight to nominal Treasuries (with TIPS as a substitute), should help reduce interest rate risk should economic fundamentals start to stabilize and then improve late this year and next in response to the Fed’s decision to further ease monetary policy.

We may opportunistically add exposure back to investment grade credit, high yield credit and emerging market debt and currencies in the coming months, as valuations permit.

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LOOMIS SAYLES CORE PLUS BOND FUND

Given the late stage in the credit cycle, we are unlikely to return to the levels of overall credit exposure that we carried in recent years without a significant repricing of credit markets or a more lasting improvement in the US and global economic outlook.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses will affect periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2019), Fund officers believe that realized currency losses will have an impact on the distributions in the 2020 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2009 to September 30, 2019

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Average Annual Total Returns — September 30, 20193

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 12/30/94)
NAV	8.67%	3.31%	5.31%	—%	0.48%	0.48%

Class A (Inception 11/7/73)
NAV	8.39	3.04	5.04	—	0.73	0.73
With 4.25% Maximum Sales Charge	3.75	2.14	4.58	—

Class C (Inception 12/30/94)
NAV	7.57	2.28	4.25	—	1.48	1.48
With CDSC[1]	6.57	2.28	4.25

Class N (Inception 2/1/13)
NAV	8.85	3.40	—	3.39	0.39	0.39

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	10.30	3.38	3.75	2.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

Managers	Symbols

Daniel J. Fuss, CFA®, CIC	Class A LGMAX

Eileen N. Riley, CFA®	Class C LGMCX

David W. Rolley, CFA®	Class N LGMNX

Lee M. Rosenbaum	Class Y LSWWX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

The first half of the period saw initial signs of decelerating global growth. The slowdown in major non-US economies proved more persistent due to political uncertainty and weak manufacturing data. However, employment statistics continued to indicate labor market strength and rising wages, which kept consumer confidence healthy. In the second half of the period global economic data and inflation expectations weakened, particularly in major export-driven economies like Germany and South Korea. Declining business investment and slowing trade flows are signals that the US-China trade conflict is hindering global growth.

Global equity markets started the period with double-digit declines. Markets moved sharply upward in the first quarter of 2019 then leveled off over the second and third quarters. Overall global equity market returns were muted for the 12-month period. The utilities, real estate, and consumer staples sectors posted the highest returns, as investors moved into perceived less risky areas of the market. The energy, materials, health care, and industrials sectors posted declines.

The US Federal Reserve (Fed) Open Market Committee raised its target rate in December by 25 basis points; market pricing reflected an expectation that the Fed may have tightened policy rates enough for the foreseeable future. In January, a more dovish tone from the Fed coupled with strong US jobs numbers sparked a relief rally and reduced fears of a global recession. Central bank easing has been a global theme in 2019 and some, such as the European Central Bank (ECB) and Bank of Japan (BOJ), are pressing further into negative territory. The ECB has also indicated that it will restart quantitative easing in November 2019.

The US dollar, despite the Fed cutting the policy rate by 50 basis points in fiscal year 2019, has strengthened against most currency peers during the period. Investors remain uneasy about prospects in Europe given the uncertain Brexit situation, political instability in Italy and rising fears of a recession in Germany. The low prospective returns on government bonds in Europe and Japan have pushed investors to seek the higher available yields in the US.

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Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Global Allocation Fund returned 7.95% at net asset value. The Fund outperformed its primary benchmark, the MSCI All Country World Index (Net), which returned 1.38%. The Fund outperformed its secondary blended benchmark, 60% MSCI All Country World Index (Net)/40% Bloomberg Barclays Global Aggregate Index, which returned 4.19%.

Explanation of Performance

The global equity, US fixed income, and non-US fixed income components of the Fund posted returns higher than the all equity primary benchmark. Performance against the secondary blended index was due to the Fund’s equity component. The US and non-US fixed income components of the Fund detracted marginally from relative return.

In equities, the largest three contributors were Danaher, Nestle, and Roper Technologies. Shares of Danaher, a technology-focused health care company, outperformed as the company announced its plan to acquire the Biopharma business of General Electric (GE) for $21 billion. Danaher’s three-decade-long track record of acquiring growth companies and improving operations via the application of its Danaher Business Systems provides investors with a clear path towards realizing value. In the case of GE Biopharma, Danaher was able to acquire a market leader in attractive end markets — bioprocessing and biopharma production — that Danaher already understood from its acquisition of Pall in 2015. We believe the Biopharma acquisition will enhance Danaher’s intrinsic value growth. We continue to view Danaher as one of the more attractive values within our scenario-based framework.

Shares of Nestle, the world’s largest food and beverage company, outperformed over the 12-month period, as the stock was supported by strong organic growth, successful restructuring, and returning capital to shareholders. We continue to view Nestle as a high-quality company with multiple levers for intrinsic value growth; shares remain attractive based on our discounted cash flow methodology.

Shares of Roper Technologies, a manufacturer and distributor of industrial equipment and software, rose steadily over the period as the company continues to execute on its business strategy. The company rates highly across our quality criteria; its management team successfully executes an acquisitive business model, focused on purchasing cash-generative, asset-light companies in niche industries. By specifically focusing on consumables, replacement, and subscription-based products, the company generates an attractive recurring revenue stream (currently greater than 50% of total revenue) which we forecast to grow over time. We expect intrinsic value growth to be driven by top line growth, margin expansion, and capital allocation as management continues to redeploy organic free cash flow into acquisitions and return cash to shareholders.

In fixed income, the corporate credit allocation was a positive source of returns during the period. Particularly helpful to performance were overweight allocations to the consumer cyclical, communications, banking, and finance company sectors. The likelihood of further global central bank easing and the attractiveness of corporate yields versus a plethora of negative and low yielding government bonds benefited the asset class. Allocations to high

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

yield corporate credit also contributed to positive performance. US high yield holdings contributed to results as they generally outpaced higher grade names. The expectation of further Fed rate cuts, a relatively strong consumer, and still-positive corporate earnings growth benefited the high yield market.

In equities, the largest three detractors were UnitedHealth Group, Amazon, and EOG Resources.

UnitedHealth Group, the largest managed care operator in the US, was the largest individual detractor for the period. Uncertainty around the Democratic Party’s potential health care platform as we approach the 2020 presidential election has weighed on shares, along with the broader managed care sector. We continue to view UnitedHealth Group shares favorably as it evolves from a health insurance pure play into an integrated service provider.

Shares of Amazon lagged over the period as the company absorbed the cost of offering one day shipping to customers. We believe this offering will enhance Amazon’s long-term competitive advantage versus other retailers. News flow around anti-trust investigations also weighed on Amazon shares; however, we think it’s unlikely that Amazon will be subject to anti-trust regulation at this juncture given its market share, which is currently in the mid-single digits. We continue to view Amazon as a high-quality company and shares remain attractive based on our discounted cash flow methodology.

EOG Resources, an upstream oil and gas company, detracted from performance as shares declined in sympathy with the overall energy sector. We sold out of our position in EOG in August as intensive production challenged our investment thesis. We viewed the risk/reward opportunities in other holdings and in new ideas as more favorable.

In fixed income, allocations to select positions in the supermarket category did not keep pace with other corporate sectors. Supermarkets underperformed the broader corporate market. In addition, individual bond choices in the energy sector, in particular among select US independent and oil field services companies, failed to keep pace. Global oil demand has been very weak given slowing demand growth in major growth regions such as India and China as well as stagnant demand in the US. The Fund’s stance with respect to duration (and corresponding sensitivity to interest rates) and yield curve positioning along the US dollar-pay yield curve detracted from relative performance. Our underweight to the euro-pay markets also impeded performance as yields moved deeper into negative territory throughout the period. We were underweight the negative yielding Euro and JPY bond markets, as the Fund invested in higher yielding markets in the US. We utilized currency forwards in both currencies to maintain a more representative currency allocation in the account, which resulted in losses due to the FX hedging costs of selling USDs and mainly driven by the purchase of JPY. Exposure to the Colombian peso, Chilean peso, and Brazilian real also detracted as these currencies depreciated over the period.

Outlook

Global economic data may continue to indicate weakness near term. However, we expect the manufacturing-driven slowdown to reverse course later in the fourth quarter without a recession. Elsewhere, the ECB and BOJ have indicated signs of continued easing until

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growth and inflation approach mandated targets. Global growth consensus forecasts have stabilized across developed and emerging market economies. Absolute levels of real GDP still look decent for this year and next.

The outlook for corporate earnings and global growth remain critical factors helping to drive equity market performance. Downside risks include any uncontrolled trade escalation between the US and China and a slower-than-anticipated uptick in economic activity. Both could have a negative impact on earnings and equity markets. US trade policy remains a source of uncertainty for corporate decision-makers and investors. Clarity on trade negotiations with China and some sort of deal, even if small, would introduce potential upside for global equity markets.

Short-term volatility often provides us with entry points to build long-term positions in high-quality companies and opportunities to trim or sell positions at what we consider attractive levels. Rather than try to predict macro events, we focus on companies with sustainable business models and attractive valuations. The Fund continues to be positioned with a majority equity allocation and a tilt toward non-US within fixed income as we are finding opportunities within these asset classes.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2009 through September 30, 2019

See notes to chart on page 10.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

Top Ten Holdings as of September 30, 2019

Security Name		% of Assets
1	Danaher Corp.	3.35%
2	Roper Technologies, Inc.	3.20
3	Northrop Grumman Corp.	3.12
4	Sherwin-Williams Co. (The)	2.67
5	Nestle S.A., (Registered)	2.50
6	Alibaba Group Holding Ltd., Sponsored ADR	2.43
7	Marriott International, Inc., Class A	2.41
8	Amazon.com, Inc.	2.38
9	UnitedHealth Group, Inc.	2.32
10	AIA Group Ltd.	2.11

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20194

				Life of	Expense Ratios[5]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 5/1/96)
NAV	7.95%	8.10%	10.10%	—%	0.91%	0.91%

Class A (Inception 2/1/06)
NAV	7.66	7.84	9.82	—	1.16	1.16
With 5.75% Maximum Sales Charge	1.46	6.56	9.17	—

Class C (Inception 2/1/06)
NAV	6.85	7.04	9.00	—	1.91	1.91
With CDSC[1]	5.85	7.04	9.00	—

Class N (Inception 2/1/17)
NAV	8.04	—	—	11.63	0.83	0.83

Comparative Performance
MSCI All Country World Index (Net)[2]	1.38	6.65	8.35	9.37
Blended Index[3]	4.19	4.94	6.10	7.52

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,048.00	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65
Class C
Actual	$1,000.00	$1,044.10	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44
Class N
Actual	$1,000.00	$1,050.20	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98
Class Y
Actual	$1,000.00	$1,049.70	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38

*

Expenses are equal to the Fund’s annualized expense ratio: 0.72%, 1.47%, 0.39% and 0.47% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES GLOBAL ALLOCATION FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,063.10	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class C
Actual	$1,000.00	$1,059.20	$9.81
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class N
Actual	$1,000.00	$1,065.00	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class Y
Actual	$1,000.00	$1,064.10	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 0.82% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and Loomis Sayles Core Plus Bond Fund’s advisory administrator (the “Advisers”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Advisers’ policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other

|  14

representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2018, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	68%	3%	27%
Loomis Sayles Global Allocation Fund	8%	4%	3%

15  |

In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s long-term performance was strong; and (3) that the Fund had recently been assigned to a different category by the independent third-party data provider, which is expected to result in more relevant performance comparisons.

The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds have expense caps in place, and that the current expenses were below their caps. The Trustees also noted that the total advisory fee rate for each Fund was at or below the median of its peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability,

|  16

including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that each of the Funds had breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment each Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

17  |

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2020.

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Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 93.2% of Net Assets
Non-Convertible Bonds — 93.0%
	ABS Car Loan — 0.9%
$2,654,201	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C, 2.880%, 7/08/2021	$2,656,991
109,099	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3, 1.870%, 8/18/2021	109,047
2,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A	2,001,520
11,955,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	12,084,438
15,005,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	15,128,860
10,350,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	10,566,336
4,985,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1, Class A, 3.450%, 3/20/2023, 144A	5,120,301
515,075	CPS Auto Receivables Trust, Series 2015-C, Class C, 3.420%, 8/16/2021, 144A	515,286
1,026,408	Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A, 2.560%, 10/15/2025, 144A	1,026,814
7,435,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class B, 3.210%, 8/17/2026, 144A	7,522,871
880,537	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	881,421
5,755,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class B, 3.030%, 9/15/2022	5,767,776
4,140,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class C, 3.350%, 7/17/2023	4,183,022
2,475,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	2,475,423

		70,040,106

	ABS Credit Card — 0.3%
11,115,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025	11,097,318
12,265,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	12,262,531

		23,359,849

	ABS Home Equity — 1.8%
3,122,786	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	3,190,072
1,749,461	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)	1,766,775
9,261,109	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	9,425,778
5,043,583	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.000%, 10/28/2064, 144A(a)	5,189,709

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,078,072	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.000%, 6/28/2054, 144A(a)	$2,136,223
2,313,465	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class A, 4.000%, 11/28/2053, 144A(a)	2,378,511
3,215,092	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	3,210,314
41,750	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)(b)(c)	41,289
25,419,601	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 2.928%, 6/17/2037, 144A(d)	25,419,563
8,960,000	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 2.902%, 12/22/2069, 144A(d)	8,979,730
2,476,283	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	2,480,073
9,434,291	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	9,587,348
2,684,063	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(a)	2,751,408
2,654,845	Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 4.000%, 12/25/2047, 144A(a)	2,682,869
5,867,629	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(a)	6,004,124
13,065,857	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)	13,281,946
1,454,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.997%, 10/25/2053, 144A(a)	1,511,605
6,771,874	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	6,779,684
5,018,000	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	5,184,413
5,858,195	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(a)	5,881,331
6,017,000	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	6,025,167
12,758,018	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)	13,228,193

		137,136,125

	ABS Other — 0.1%
4,538,904	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	4,554,604
4,476,400	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	4,487,120

		9,041,724

	ABS Student Loan — 0.0%
620,918	SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.550%, 8/27/2029, 144A	621,041

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Whole Business — 0.5%
$19,149,225	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	$19,721,674
14,335,200	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	14,655,878

		34,377,552

	Aerospace & Defense — 0.2%
921,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	935,966
14,932,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	16,332,025

		17,267,991

	Agency Commercial Mortgage-Backed Securities — 2.9%
15,165,000	Federal National Mortgage Association, Series 2015-M15, Class A2, 2.923%, 10/25/2025(a)	15,802,998
6,750,000	Federal National Mortgage Association, Series 2015-M17, Class A2, 3.035%, 11/25/2025(a)	7,049,736
10,975,000	Federal National Mortgage Association, Series 2016-M4, Class A2, 2.576%, 3/25/2026	11,235,243
20,355,000	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.972%, 11/25/2027(a)	21,324,932
1,660,000	Federal National Mortgage Association, Series 2017-M15, Class A2, 3.058%, 9/25/2027(a)	1,757,458
7,591,000	Federal National Mortgage Association, Series 2017-M3, Class A2, 2.566%, 12/25/2026(a)	7,740,459
6,538,096	Federal National Mortgage Association, Series 2017-M7, Class A2, 2.961%, 2/25/2027(a)	6,861,898
11,860,279	Federal National Mortgage Association, Series 2018-M1, Class A2, 3.085%, 12/25/2027(a)	12,587,491
2,460,000	Federal National Mortgage Association, Series 2018-M10, Class A2, 3.497%, 7/25/2028(a)	2,674,254
6,965,000	Federal National Mortgage Association, Series 2018-M7, Class A2, 3.150%, 3/25/2028(a)	7,388,937
4,665,000	Federal National Mortgage Association, Series 2018-M8, Class A2, 3.436%, 6/25/2028(a)	5,052,325
7,350,000	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A2, 3.002%, 1/25/2024	7,626,356
2,770,000	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/2026	2,876,576
6,195,000	FHLMC Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/2026(a)	6,707,706
6,995,000	FHLMC Multifamily Structured Pass Through Certificates, Series K062, Class A2, 3.413%, 12/25/2026	7,607,237
5,105,490	FHLMC Multifamily Structured Pass Through Certificates, Series K063, Class A2, 3.430%, 1/25/2027(a)	5,553,636
915,000	FHLMC Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/2027(a)	983,729
1,310,000	FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.286%, 11/25/2027	1,417,447
8,045,000	FHLMC Multifamily Structured Pass Through Certificates, Series K072, Class A2, 3.444%, 12/25/2027	8,802,413

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$2,550,000	FHLMC Multifamily Structured Pass Through Certificates, Series K073, Class A2, 3.350%, 1/25/2028	$2,775,702
21,680,000	FHLMC Multifamily Structured Pass Through Certificates, Series K081, Class A2, 3.900%, 8/25/2028(a)	24,540,097
7,205,000	FHLMC Multifamily Structured Pass Through Certificates, Series K082, Class A2, 3.920%, 9/25/2028(a)	8,176,853
10,465,000	FHLMC Multifamily Structured Pass Through Certificates, Series K084, Class A2, 3.780%, 10/25/2028(a)	11,752,675
11,410,000	FHLMC Multifamily Structured Pass Through Certificates, Series K727, Class A2, 2.946%, 7/25/2024	11,815,449
2,151,433	FNMA, 2.880%, 12/01/2027	2,263,970
6,485,000	FNMA, 2.900%, 12/01/2027	6,824,238
5,035,000	FNMA, 2.950%, 11/01/2027	5,337,997
1,826,000	FNMA, 3.015%, 7/01/2028	1,941,284

		216,479,096

	Airlines — 0.0%
2,294,395	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	2,418,338
505,079	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	518,611

		2,936,949

	Automotive — 1.6%
12,010,000	Ford Motor Credit Co. LLC, 3.336%, 3/18/2021	12,066,096
27,688,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	28,624,266
16,412,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	17,190,749
18,701,000	General Motors Co., 5.000%, 4/01/2035	18,770,984
22,752,000	Hyundai Capital America, 3.000%, 10/30/2020, 144A	22,859,972
10,350,000	Toyota Motor Corp., 2.358%, 7/02/2024	10,457,727
8,370,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	8,435,187

		118,404,981

	Banking — 8.4%
17,853,000	Ally Financial, Inc., 3.750%, 11/18/2019	17,869,068
21,085,000	American Express Co., 2.500%, 7/30/2024	21,248,033
16,016,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	16,633,082
31,480,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	33,537,263
10,172,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	10,388,334
45,265,000	Bank of America Corp., (fixed rate to 4/23/2026, variable rate thereafter), MTN, 3.559%, 4/23/2027	47,745,499
5,715,000	Bank of America Corp., GMTN, 2.625%, 4/19/2021	5,766,043
10,850,000	Bank of Montreal, Series D, 3.100%, 4/13/2021	11,036,081
45,518,000	Barclays PLC, 2.875%, 6/08/2020	45,688,237
7,058,000	Barclays PLC, 3.200%, 8/10/2021	7,120,110
14,545,000	Capital One NA, 2.150%, 9/06/2022	14,530,753
5,780,000	Citigroup, Inc., 2.650%, 10/26/2020	5,815,391

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$30,055,000	Citigroup, Inc., 4.050%, 7/30/2022	$31,476,021
11,955,000	Goldman Sachs Bank USA, SOFR + 0.600%, 2.575%, 5/24/2021(d)	11,974,556
5,780,000	Goldman Sachs Group, Inc. (The), 2.600%, 4/23/2020	5,790,734
12,701,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	13,208,738
14,867,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	16,017,577
13,448,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	18,153,241
19,915,000	Huntington Bancshares, Inc., 2.625%, 8/06/2024	20,108,120
3,205,000	JPMorgan Chase & Co., 2.550%, 3/01/2021	3,222,990
10,919,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	11,276,472
1,785,000	JPMorgan Chase & Co., 4.250%, 10/15/2020	1,826,488
10,223,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	10,634,563
23,597,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	24,893,311
33,445,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	33,210,078
3,235,000	Lloyds Banking Group PLC, 3.000%, 1/11/2022	3,268,164
3,955,000	Lloyds Banking Group PLC, 3.100%, 7/06/2021	4,008,210
23,780,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	24,366,052
7,690,000	Morgan Stanley, 2.800%, 6/16/2020	7,728,849
19,598,000	Morgan Stanley, 5.750%, 1/25/2021	20,506,859
3,381,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	3,580,042
12,550,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	13,317,096
21,770,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	23,159,573
16,700,000	Nationwide Building Society, (fixed rate to 4/26/2022, variable rate thereafter), 3.622%, 4/26/2023, 144A	17,024,717
9,123,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	10,505,781
18,300,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	18,504,172
14,405,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	14,734,591
25,285,000	Toronto Dominion Bank (The), 2.650%, 6/12/2024	25,761,640

		625,636,529

	Building Materials — 0.1%
8,563,000	Owens Corning, 4.200%, 12/01/2024	9,013,883

	Cable Satellite — 0.2%
924,000	Time Warner Cable LLC, 5.500%, 9/01/2041	994,965
2,648,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,961,480
8,447,000	Time Warner Cable LLC, 6.550%, 5/01/2037	10,140,711
2,013,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,460,760

		16,557,916

	Chemicals — 1.4%
26,749,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	31,764,438
3,680,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	3,682,318
3,566,000	Methanex Corp., 3.250%, 12/15/2019	3,573,018
14,107,000	Methanex Corp., 5.250%, 3/01/2022	14,660,254
17,715,000	Methanex Corp., 5.250%, 12/15/2029	17,786,565
10,242,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	10,843,718
11,165,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042, 144A	13,063,162
4,402,000	RPM International, Inc., 3.450%, 11/15/2022	4,518,814

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — continued
$3,558,000	RPM International, Inc., 6.125%, 10/15/2019	$3,562,566

		103,454,853

	Collateralized Mortgage Obligations — 1.1%
22,649,444	Federal Home Loan Mortgage Corp., Series 277, Class 30, 3.000%, 9/15/2042	23,163,620
2,672,415	Federal Home Loan Mortgage Corp., Series 353, Class 300, 3.000%, 12/15/2046	2,754,050
5,000,000	Federal Home Loan Mortgage Corp., Series 3654, Class DC, 5.000%, 4/15/2030	5,636,088
508,419	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.559%, 10/20/2060(d)	506,477
416,946	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.579%, 10/20/2060(d)	415,454
340,084	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.679%, 2/20/2061(d)	339,814
3,712,414	Government National Mortgage Association, Series 2012-H12, Class FA, 1-month LIBOR + 0.550%, 2.779%, 4/20/2062(d)	3,717,707
473,450	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.749%, 8/20/2062(d)	473,647
3,858,337	Government National Mortgage Association, Series 2012-H27, Class FA, 1-month LIBOR + 0.400%, 2.629%, 10/20/2062(d)	3,851,047
1,231,485	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063	1,225,422
2,014,006	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062	2,004,984
2,922,468	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063	2,908,107
7,682,448	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063	7,680,171
11,798,963	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063	11,780,263
12,590,023	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	12,429,811
6,351,944	Government National Mortgage Association, Series 2015-H13, Class FG, 1-month LIBOR + 0.400%, 2.629%, 4/20/2065(d)	6,340,238
237,504	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 2.509%, 5/20/2063(d)	237,228

		85,464,128

	Construction Machinery — 0.2%
8,705,000	CNH Industrial Capital LLC, 4.375%, 4/05/2022	9,039,446
4,790,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	4,887,647

		13,927,093

	Consumer Cyclical Services — 0.4%
25,600,000	Amazon.com, Inc., 4.250%, 8/22/2057	31,822,977

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — 0.2%
$11,675,000	Whirlpool Corp., 4.750%, 2/26/2029	$13,013,105
3,495,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,627,693

		16,640,798

	Diversified Manufacturing — 0.1%
1,158,000	Crane Co., 6.550%, 11/15/2036	1,457,345
2,770,000	General Electric Co., 5.300%, 2/11/2021	2,861,982

		4,319,327

	Electric — 1.3%
26,437,125	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	28,122,492
3,315,000	Enel Americas S.A., 4.000%, 10/25/2026	3,462,517
3,364,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,557,544
17,805,000	Florida Power & Light Co., 3.150%, 10/01/2049	18,117,095
17,247,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	17,567,277
5,930,000	PPL Electric Utilities Corp., 3.000%, 10/01/2049	5,737,611
8,413,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,917,864
4,380,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,653,794
3,050,000	Virginia Electric & Power Co., 2.875%, 7/15/2029	3,123,867

		93,260,061

	Finance Companies — 0.5%
1,534,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/2023	1,564,331
18,035,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	18,735,250
3,910,000	International Lease Finance Corp., 5.875%, 8/15/2022	4,283,838
14,547,000	Navient LLC, MTN, 8.000%, 3/25/2020	14,819,756

		39,403,175

	Financial Other — 0.1%
7,243,251	Cielo USA, Inc., 3.750%, 11/16/2022, 144A	7,246,148

	Food & Beverage — 0.4%
7,380,000	Bacardi Ltd., 5.150%, 5/15/2038, 144A	8,099,097
16,885,000	Bacardi Ltd., 5.300%, 5/15/2048, 144A	19,344,095
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,777,960
1,230,000	Sigma Alimentos S.A. de CV, 6.875%, 12/16/2019, 144A	1,239,803

		32,460,955

	Government Owned – No Guarantee — 2.6%
7,757,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	8,029,038
17,981,000	Dolphin Energy Ltd. LLC, 5.500%, 12/15/2021, 144A	19,081,977
11,005,000	Mexico City Airport Trust, 5.500%, 7/31/2047, 144A	10,915,859
18,213,000	OCP S.A., 5.625%, 4/25/2024, 144A	19,858,617
7,355,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	7,490,664
10,955,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	11,749,237
11,250,000	Saudi Arabian Oil Co., 4.375%, 4/16/2049, 144A	12,288,832
18,945,000	Syngenta Finance NV, 3.698%, 4/24/2020, 144A	19,007,952
24,223,000	Tennessee Valley Authority, 4.250%, 9/15/2065	33,472,745

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — continued
$6,160,000	Tennessee Valley Authority, 4.625%, 9/15/2060	$8,956,090
6,401,000	Tennessee Valley Authority, 4.875%, 1/15/2048	9,117,270
10,957,000	Tennessee Valley Authority, 5.250%, 9/15/2039	15,509,272
5,215,000	Tennessee Valley Authority, 5.880%, 4/01/2036	7,564,405
10,930,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	12,596,934

		195,638,892

	Healthcare — 0.6%
3,805,000	CVS Health Corp., 2.625%, 8/15/2024	3,821,918
18,025,000	CVS Health Corp., 5.050%, 3/25/2048	20,457,091
3,089,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,244,132
13,364,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	13,464,230

		40,987,371

	Hybrid ARMs — 0.0%
31,862	FNMA, 6-month LIBOR + 1.544%, 3.881%, 2/01/2037(d)	33,049

	Independent Energy — 0.6%
14,785,000	Occidental Petroleum Corp., 2.600%, 8/13/2021	14,881,303
9,258,667	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	9,212,373
985,000	QEP Resources, Inc., 5.250%, 5/01/2023	913,607
10,701,000	Range Resources Corp., 5.000%, 8/15/2022	10,032,187
12,316,000	SM Energy Co., 6.125%, 11/15/2022	11,803,039

		46,842,509

	Industrial Other — 0.4%
11,005,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	11,008,632
4,020,000	Georgetown University (The), Class A, 5.215%, 10/01/2118	5,625,106
3,750,000	Georgetown University (The), Class B, 4.315%, 4/01/2049	4,667,737
5,920,000	University of Pennsylvania, 3.610%, 2/15/2119	6,498,059

		27,799,534

	Life Insurance — 0.1%
9,158,000	Northwestern Mutual Life Insurance Co. (The), 3.625%, 9/30/2059, 144A	9,365,146

	Media Entertainment — 0.7%
63,720,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	2,407,243
15,635,000	Myriad International Holdings BV, 4.850%, 7/06/2027, 144A	17,306,069
32,599,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	33,386,918

		53,100,230

	Metals & Mining — 0.2%
17,135,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	17,177,838

	Midstream — 1.1%
670,000	Energy Transfer Operating LP, 5.150%, 2/01/2043	696,682
6,959,000	Energy Transfer Operating LP, 5.950%, 10/01/2043	7,875,996
10,082,000	Energy Transfer Operating LP, 6.500%, 2/01/2042	12,093,170
1,578,000	Energy Transfer Operating LP, 6.625%, 10/15/2036	1,910,785
13,236,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	14,043,285

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$2,745,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	$2,935,817
2,555,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	2,716,331
10,668,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	11,402,336
4,861,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,020,964
17,979,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	19,952,156
2,080,000	Sunoco Logistics Partners Operations LP, 5.400%, 10/01/2047	2,269,503

		80,917,025

	Mortgage Related — 29.1%
15,410,657	FHLMC, 3.000%, with various maturities from 2042 to 2049(e)	15,732,842
99,477,738	FHLMC, 3.500%, with various maturities from 2043 to 2049(e)(f)	102,811,652
33,708,682	FHLMC, 4.000%, with various maturities from 2044 to 2048(e)	35,859,577
136,243,592	FHLMC, 4.500%, with various maturities from 2041 to 2049(e)	144,513,570
10,610	FHLMC, 6.000%, 6/01/2035	12,216
139,839,490	FNMA, 2.500%, with various maturities from 2045 to 2058(e)(f)	139,082,560
214,385,006	FNMA, 3.000%, with various maturities from 2045 to 2049(e)	218,284,350
106,616,310	FNMA, 3.500%, with various maturities from 2043 to 2049(e)	111,028,240
216,594,678	FNMA, 4.000%, with various maturities from 2041 to 2049(e)(f)	226,953,448
115,163,163	FNMA, 4.500%, with various maturities from 2043 to 2049(e)(f)	121,920,566
155,644	FNMA, 6.000%, with various maturities from 2034 to 2037(e)	178,936
13,613	FNMA, 6.500%, with various maturities from 2029 to 2031(e)	15,166
40,463	FNMA, 7.000%, with various maturities in 2030(e)	44,698
21,039	FNMA, 7.500%, with various maturities from 2024 to 2032(e)	23,762
92,912	GNMA, 4.042%, 1/20/2063(a)	93,936
260,729	GNMA, 4.129%, 6/20/2062(a)	262,047
19,690	GNMA, 4.205%, 8/20/2061(a)	20,213
434,608	GNMA, 4.248%, 12/20/2061(a)	437,270
93,873	GNMA, 4.257%, 5/20/2063(a)	95,241
165,483	GNMA, 4.324%, 8/20/2062(a)	166,222
17,333	GNMA, 4.331%, 5/20/2062(a)	17,572
128,449	GNMA, 4.334%, 7/20/2063(a)	130,949
589,787	GNMA, 1-month LIBOR + 1.938%, 4.336%, 9/20/2063(d)	614,283
1,081,129	GNMA, 4.356%, 10/20/2062(a)	1,085,494
10,317,421	GNMA, 4.371%, 12/20/2066(a)	11,369,774
352,157	GNMA, 4.393%, 6/20/2062(a)	353,773
294,140	GNMA, 4.395%, 12/20/2062(a)	296,476
202,323	GNMA, 4.414%, 4/20/2062(a)	209,961
309,207	GNMA, 4.418%, 11/20/2062(a)	311,409
5,744,950	GNMA, 4.427%, 11/20/2066(a)	6,271,633
2,836,320	GNMA, 4.431%, 10/20/2066(a)	3,116,717
408,677	GNMA, 4.436%, 7/20/2063(a)	416,163
3,910,212	GNMA, 4.442%, 2/20/2066(a)	4,269,651
4,327,116	GNMA, 4.489%, 11/20/2062(a)	4,356,744
4,685,877	GNMA, 4.498%, 6/20/2066(a)	5,148,548
2,407,161	GNMA, 4.519%, 2/20/2066(a)	2,632,133
336,820	GNMA, 4.520%, 5/20/2063(a)	342,444

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$8,306,578	GNMA, 4.526%, with various maturities from 2064 to 2066(a)(e)	$9,017,667
3,204,873	GNMA, 4.529%, 9/20/2066(a)	3,537,691
3,976,286	GNMA, 4.532%, 12/20/2063(a)	4,246,519
11,053,493	GNMA, 4.541%, 12/20/2066(a)	12,240,501
3,753,616	GNMA, 4.545%, 6/20/2066(a)	4,137,181
4,635,131	GNMA, 4.547%, 2/20/2065(a)	4,982,101
3,920,402	GNMA, 4.556%, 6/20/2064(a)	4,230,093
2,804,222	GNMA, 4.565%, with various maturities from 2062 to 2066(a)(e)	3,037,445
584,889	GNMA, 4.570%, 10/20/2062(a)	588,667
6,282,371	GNMA, 4.577%, 10/20/2064(a)	6,749,353
6,556,525	GNMA, 4.596%, 2/20/2065(a)	7,099,038
2,409,452	GNMA, 4.600%, 1/20/2065(a)	2,600,248
7,057,401	GNMA, 4.604%, 12/20/2064(a)	7,603,663
4,252,345	GNMA, 4.611%, 1/20/2065(a)	4,631,128
763,357	GNMA, 4.637%, 1/20/2064(a)	814,141
2,807,609	GNMA, 4.638%, 3/20/2065(a)	3,009,637
4,834,790	GNMA, 4.640%, 3/20/2066(a)	5,329,930
318,989	GNMA, 4.650%, 1/20/2061(a)	323,568
3,084,445	GNMA, 4.669%, 1/20/2064(a)	3,273,555
5,514,047	GNMA, 4.674%, 6/20/2064(a)	5,959,896
470	GNMA, 4.700%, with various maturities in 2061(a)(e)	470
3,788,356	GNMA, 4.710%, 1/20/2064(a)	4,078,241
2,270	GNMA, 5.074%, 3/20/2062(a)	2,328
242,936	GNMA, 5.500%, 4/15/2038	271,962
43,958	GNMA, 6.000%, with various maturities from 2029 to 2038(e)	49,959
39,207	GNMA, 6.500%, with various maturities from 2029 to 2032(e)	43,390
58,841	GNMA, 7.000%, with various maturities from 2025 to 2029(e)	60,560
7,346	GNMA, 7.500%, with various maturities from 2025 to 2030(e)	8,016
319	GNMA, 8.500%, 10/15/2022	320
352,631,000	GNMA (TBA), 3.500%, 10/01/2049(g)	365,310,563
112,415,000	GNMA (TBA), 4.000%, 10/01/2049(g)	116,905,014
34,097,000	UMBS® (TBA), 2.500%, 11/01/2049(g)	33,906,856
225,990,000	UMBS® (TBA), 3.000%, 11/01/2049(g)	229,238,606
168,861,000	UMBS® (TBA), 4.500%, with various maturities in 2049(e)(g)	177,828,671

		2,179,597,214

	Natural Gas — 0.0%
3,185,000	Boston Gas Co., 3.001%, 8/01/2029, 144A	3,280,579

	Non-Agency Commercial Mortgage-Backed Securities — 0.5%
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.304%, 7/10/2046, 144A(a)	1,046,580
3,052,113	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.885%, 11/10/2046, 144A(a)	3,162,003
6,637,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.556%, 8/10/2044, 144A(a)	6,881,410
8,150,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	8,378,511

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$9,412,653	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.783%, 11/15/2043, 144A(a)	$9,586,865
5,876,392	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.397%, 6/15/2044, 144A(a)	6,003,058

		35,058,427

	Oil Field Services — 0.9%
2,447,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,312,415
796,000	Nabors Industries, Inc., 5.000%, 9/15/2020	778,998
23,633,000	Nabors Industries, Inc., 5.100%, 9/15/2023	18,360,005
29,916,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	36,224,088
8,770,950	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	8,792,877
7,342,000	Valaris PLC, 5.750%, 10/01/2044	3,120,350

		69,588,733

	Paper — 0.3%
5,797,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	6,108,647
10,350,000	Klabin Austria GmbH, 7.000%, 4/03/2049, 144A	11,020,680
1,989,000	WestRock RKT LLC, 4.900%, 3/01/2022	2,104,235

		19,233,562

	Pharmaceuticals — 0.1%
6,293,000	Biogen, Inc., 2.900%, 9/15/2020	6,338,383

	Property & Casualty Insurance — 0.2%
13,365,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	12,897,225
3,171,000	Willis Towers Watson PLC, 5.750%, 3/15/2021	3,324,110

		16,221,335

	Railroads — 0.3%
22,355,000	Burlington Northern Santa Fe LLC, 3.550%, 2/15/2050	23,682,112

	Refining — 0.1%
8,665,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	9,152,493

	REITs – Diversified — 0.2%
15,445,000	iStar, Inc., 6.500%, 7/01/2021	15,707,565

	Retailers — 0.6%
27,630,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	27,975,651
9,929,000	SACI Falabella, 3.750%, 4/30/2023, 144A	10,201,591
7,559,000	SACI Falabella, 4.375%, 1/27/2025, 144A	8,002,573

		46,179,815

	Sovereigns — 1.1%
32,145,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	33,187,912
20,805,000	Republic of Argentina, 7.500%, 4/22/2026	9,050,383
19,040,000	Republic of Argentina, 7.625%, 4/22/2046(h)(i)	8,254,031
8,015,000	Republic of Indonesia, 3.700%, 1/08/2022, 144A	8,236,455
11,125,000	Republic of Oman, 3.875%, 3/08/2022, 144A	11,076,161
11,830,000	State of Qatar, 3.875%, 4/23/2023, 144A	12,510,225

		82,315,167

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — 1.6%
$18,770,000	Apple, Inc., 2.050%, 9/11/2026	$18,555,285
18,765,000	Apple, Inc., 2.200%, 9/11/2029	18,437,561
3,000,000	Equifax, Inc., 3.300%, 12/15/2022	3,079,702
5,101,000	Equifax, Inc., 7.000%, 7/01/2037	6,586,206
15,427,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	15,625,662
17,176,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	20,378,001
3,601,000	KLA Corp., 3.375%, 11/01/2019	3,602,236
7,515,000	Microchip Technologies, Inc., 4.333%, 6/01/2023	7,892,077
10,996,000	Molex Electronic Technologies LLC, 2.878%, 4/15/2020, 144A	11,013,745
7,255,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,572,500
6,140,000	Texas Instruments, Inc., 2.250%, 9/04/2029	6,044,729

		118,787,704

	Tobacco — 0.6%
8,705,000	Altria Group, Inc., 4.400%, 2/14/2026	9,308,680
37,450,000	BAT Capital Corp., 2.789%, 9/06/2024	37,125,981

		46,434,661

	Transportation Services — 0.2%
10,960,000	Ryder System, Inc., MTN, 2.500%, 9/01/2024	10,999,463

	Treasuries — 26.4%
10,976,000(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	52,642,418
9,241,400(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	46,668,274
496,730,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	11,581,765
294,989,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	7,881,538
25,220,000	U.S. Treasury Bond, 2.250%, 8/15/2049	25,938,179
35,510,000	U.S. Treasury Bond, 3.000%, 2/15/2049(f)	42,338,740
48,350,000	U.S. Treasury Bond, 3.125%, 5/15/2048(f)	58,767,914
63,015,000	U.S. Treasury Bond, 3.375%, 11/15/2048(f)	80,292,433
62,807,169	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(f)(j)	65,557,543
122,505,947	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(f)(j)	132,124,427
142,828,191	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(f)(j)	158,073,773
34,104,282	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(f)(j)	38,271,542
61,656,727	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(f)(j)	61,579,403
55,161,266	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(f)(j)	55,271,997
68,884,422	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(f)(j)	69,923,889
100,805,000	U.S. Treasury Note, 1.500%, 9/30/2024	100,552,987
59,270,000	U.S. Treasury Note, 1.625%, 9/30/2026	59,283,892
2,255,000	U.S. Treasury Note, 1.625%, 8/15/2029	2,244,606
23,395,000	U.S. Treasury Note, 1.750%, 6/30/2024	23,593,309
29,230,000	U.S. Treasury Note, 2.375%, 5/15/2029	31,040,890
37,405,000	U.S. Treasury Note, 2.625%, 2/15/2029(f)	40,483,607
53,565,000	U.S. Treasury Note, 2.875%, 8/15/2028(f)	58,896,391
669,637,000	U.S. Treasury Note, 3.125%, 11/15/2028	751,772,163

		1,974,781,680

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Utility Other — 0.4%
$25,420,000	Acwa Power Management And Investments One Ltd., 5.950%, 12/15/2039, 144A	$27,568,498

	Wireless — 0.4%
1,424,000	American Tower Corp., 4.700%, 3/15/2022	1,508,580
20,973,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	21,668,367
3,960,000	Millicom International Cellular S.A., 6.625%, 10/15/2026, 144A	4,306,500

		27,483,447

	Wirelines — 1.0%
720,000	AT&T, Inc., 4.350%, 6/15/2045	756,616
6,549,000	AT&T, Inc., 4.500%, 3/09/2048	7,044,309
1,615,000	AT&T, Inc., 4.750%, 5/15/2046	1,790,981
7,715,000	AT&T, Inc., 5.250%, 3/01/2037	9,079,895
10,790,000	AT&T, Inc., 5.450%, 3/01/2047	13,053,124
11,187,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	11,298,870
3,890,000	Telefonica Emisiones S.A., 5.134%, 4/27/2020	3,952,235
23,277,000	Telefonica Emisiones S.A., 5.462%, 2/16/2021	24,298,478

		71,274,508

	Total Non-Convertible Bonds (Identified Cost $6,791,901,443)	6,964,420,197

Municipals — 0.2%
	Local Authorities — 0.2%
17,415,000	University of Virginia, Revenue Bond, Series A, 3.227%, 9/01/2119	17,132,006

	Total Municipals (Identified Cost $17,415,000)	17,132,006

	Total Bonds and Notes (Identified Cost $6,809,316,443)	6,981,552,203

Senior Loans — 2.9%
	Automotive — 0.2%
8,897,359	Dayco Products LLC, 2017 Term Loan B, 3-month LIBOR + 4.250%, 6.374%, 5/19/2023(d)	7,963,137
2,780,000	KAR Auction Services, Inc., 2019 Term Loan B6, 1-month LIBOR + 2.250%, 4.313%, 9/19/2026(d)	2,790,425
1,487,781	Visteon Corp., 2018 Term Loan B, LIBOR + 1.750%, 3.805%, 3/25/2024(k)	1,458,025

		12,211,587

	Chemicals — 0.1%
4,155,200	Venator Materials Corp., Term Loan B, 1-month LIBOR + 3.000%, 5.044%, 8/08/2024(d)	4,061,708

	Consumer Cyclical Services — 0.0%
1,376,493	FrontDoor, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 4.563%, 8/16/2025(d)	1,382,522

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — 0.3%
$11,276,222	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 4.292%, 4/07/2025(d)	$10,904,106
2,073,075	Energizer Holdings, Inc., 2018 Term Loan B, 1-month LIBOR + 2.250%, 4.375%, 12/17/2025(d)	2,071,790
1,235,234	Resideo Funding, Inc., Term Loan B, 3-month LIBOR + 2.000%, 4.110%, 10/24/2025(d)	1,233,690
11,532,324	Serta Simmons Bedding LLC, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.543%, 11/08/2023(l)	7,054,899

		21,264,485

	Electric — 0.0%
585,459	AES Corp., 2018 Term Loan B, 3-month LIBOR + 1.750%, 3.874%, 5/31/2022(d)	585,336

	Food & Beverage — 0.1%
9,006,117	Post Holdings, Inc., 2017 Series A Incremental Term Loan, 1-month LIBOR + 2.000%, 4.040%, 5/24/2024(d)	9,026,381

	Gaming — 0.1%
4,453,673	Churchill Downs, Inc., 2017 Term Loan B, 1-month LIBOR + 2.000%, 4.050%, 12/27/2024(d)	4,464,807

	Industrial Other — 0.0%
3,130,075	Altra Industrial Motion Corp., 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.044%, 10/01/2025(d)	3,122,249

	Leisure — 0.1%
9,830,600	AMC Entertainment Holdings, Inc., 2019 Term Loan B, 6-month LIBOR + 3.000%, 5.230%, 4/22/2026(d)	9,863,336

	Media Entertainment — 0.5%
4,994,929	Entercom Media Corp., 2017 Term Loan B, 1-month LIBOR + 2.750%, 4.804%, 11/18/2024(d)	4,996,177
3,477,208	Lamar Media Corp., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.813%, 3/14/2025(d)	3,488,092
3,287,231	Meredith Corp., 2018 Term Loan B, 1-month LIBOR + 2.750%, 4.794%, 1/31/2025(d)	3,289,696
18,300,000	Nielsen Finance LLC, USD Term Loan B4, 1-month LIBOR + 2.000%, 4.042%, 10/04/2023(d)	18,286,275
6,050,000	Sinclair Television Group, Inc., Term Loan B2B, 1-month LIBOR + 2.500%, 4.540%, 9/30/2026(d)	6,067,666

		36,127,906

	Packaging — 0.1%
574,195	Crown Americas LLC, 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.057%, 4/03/2025(d)	575,940
2,709,700	Plastipak Packaging, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 4.550%, 10/14/2024(d)	2,671,087

		3,247,027

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — 0.3%
$5,656,485	Bausch Health Cos., Inc., Term Loan B, 1-month LIBOR + 2.750%, 4.789%, 11/27/2025(d)	$5,664,970
7,512,791	Change Healthcare Holdings LLC, 2017 Term Loan B, 1-month LIBOR + 2.500%, 4.544%, 3/01/2024(d)	7,473,349
9,750,000	Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, 1-week LIBOR + 2.250%, 4.197%, 1/31/2025(d)	9,796,897

		22,935,216

	Property & Casualty Insurance — 0.0%
2,714,600	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 5.104%, 5/16/2024(d)	2,667,665

	Restaurants — 0.2%
17,522,733	1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month LIBOR + 2.250%, 4.294%, 2/16/2024(d)	17,575,301

	Retailers — 0.2%
2,972,063	Hanesbrands, Inc., 2017 Term Loan B, 1-month LIBOR + 1.750%, 3.794%, 12/13/2024(d)	2,990,638
14,309,595	Michaels Stores, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 4.544%, 1/30/2023(l)	13,959,010

		16,949,648

	Technology — 0.3%
9,980,385	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 3.794%, 1/02/2026(d)	9,880,582
1,964,853	Sabre GLBL, Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 4.044%, 2/22/2024(d)	1,971,769
9,740,202	SS&C Technologies Inc., 2018 Term Loan B5, 1-month LIBOR + 2.250%, 4.294%, 4/16/2025(d)	9,774,682

		21,627,033

	Transportation Services — 0.1%
9,764,501	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 5.554%, 7/13/2023(d)	9,681,112

	Wirelines — 0.3%
18,214,063	Level 3 Financing, Inc., 2017 Term Loan B, 1-month LIBOR + 2.250%, 4.294%, 2/22/2024(d)	18,240,655

	Total Senior Loans (Identified Cost $220,703,669)	215,033,974

Shares
Preferred Stocks — 0.2%
	Cable Satellite — 0.2%
17,563,000	NBCUniversal Enterprise, Inc., 5.250%, 144A (Identified Cost $18,210,290)	18,089,890

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
77,870	Paragon Offshore Ltd., Litigation Units, Class A(b)(c)(h)(m)(n)	$779
116,806	Paragon Offshore Ltd., Litigation Units, Class B(m)(n)	1,752,090

	Total Common Stocks (Identified Cost $9,028,818)	1,752,869

Principal Amount (‡)
Short-Term Investments — 15.9%
$67,510,000	Federal Home Loan Bank Discount Notes, 1.600%, 10/04/2019(o)	67,499,423
149,892,261	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $149,896,841 on 10/01/2019 collateralized by $136,155,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $141,121,526; $11,575,000 U.S. Treasury Note, 2.250% due 4/30/2021 valued at $11,777,400 including accrued interest (Note 2 of Notes to Financial Statements)	149,892,261
120,025,000	U.S. Treasury Bills, 1.580%-1.772%, 10/03/2019(o)(p)	120,014,081
20,975,000	U.S. Treasury Bills, 1.888%, 11/29/2019(o)	20,912,694
263,675,000	U.S. Treasury Bills, 1.905%-2.030%, 10/01/2019(o)(p)	263,675,000
134,630,000	U.S. Treasury Bills, 1.922%-1.936%, 11/21/2019(o)(p)	134,287,838
183,985,000	U.S. Treasury Bills, 1.970%-2.048%, 10/24/2019(o)(p)	183,774,299
250,000,000	U.S. Treasury Bills, 1.972%-1.980%, 10/31/2019(o)(p)	249,632,813

	Total Short-Term Investments (Identified Cost $1,189,588,857)	1,189,688,409

	Total Investments — 112.2% (Identified Cost $8,246,848,077)	8,406,117,345
	Other assets less liabilities — (12.2)%	(913,141,411)

	Net Assets — 100.0%	$7,492,975,934

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.
(b)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $42,068 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2019 is disclosed.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Illiquid security. (Unaudited)
(i)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of this security amounted to $8,254,031 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Treasury Inflation Protected Security (TIPS).
(k)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2019. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(l)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2019.
(m)	Securities subject to restriction on resale. At September 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	$429,948	$779	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	8,598,870	1,752,090	Less than 0.1%

(n)	Non-income producing security.
(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(p)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $1,066,625,554 or 14.2% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

MXN	Mexican Peso
UYU	Uruguayan Peso

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2019

Mortgage Related	29.1%
Treasuries	26.4
Banking	8.4
Agency Commercial Mortgage-Backed Securities	2.9
Government Owned - No Guarantee	2.6
Other Investments, less than 2% each	26.9
Short-Term Investments	15.9

Total Investments	112.2
Other assets less liabilities	(12.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 67.5% of Net Assets
	Canada — 1.9%
734,800	CGI, Inc.(a)	$58,102,916

	China — 2.4%
447,299	Alibaba Group Holding Ltd., Sponsored ADR(a)	74,801,812

	France — 2.5%
239,796	Dassault Systemes SE	34,160,446
385,855	Thales S.A.	44,354,377

		78,514,823

	Hong Kong — 2.1%
6,881,800	AIA Group Ltd.	64,902,539

	India — 1.2%
2,092,142	HDFC Bank Ltd.	36,255,791

	Japan — 1.7%
2,596,061	Nomura Research Institute Ltd.	51,874,360

	Sweden — 1.4%
1,375,103	Atlas Copco AB, Class A	42,343,717

	Switzerland — 4.1%
709,287	Nestle S.A., (Registered)	76,925,334
289,213	Temenos AG, (Registered)	48,428,700

		125,354,034

	United Kingdom — 5.6%
1,726,688	Halma PLC	41,795,195
7,594,810	Legal & General Group PLC	23,181,780
259,960	Linde PLC	50,359,451
649,054	London Stock Exchange Group PLC	58,284,840

		173,621,266

	United States — 44.6%
315,477	Accenture PLC, Class A	60,682,001
6,478	Alphabet, Inc., Class C(a)	7,896,682
51,316	Alphabet, Inc., Class A(a)	62,664,020
42,149	Amazon.com, Inc.(a)	73,166,871
10,456	Booking Holdings, Inc.(a)	20,521,050
1,155,972	CBRE Group, Inc., Class A(a)	61,278,076
712,851	Danaher Corp.	102,957,070
294,551	Facebook, Inc., Class A(a)	52,453,642
162,654	Goldman Sachs Group, Inc. (The)	33,706,788
542,099	Intercontinental Exchange, Inc.	50,019,475
226,930	IQVIA Holdings, Inc.(a)	33,898,803
278,885	LyondellBasell Industries NV, Class A	24,951,841
336,014	M&T Bank Corp.	53,080,131
594,507	Marriott International, Inc., Class A	73,938,836
156,522	McCormick & Co., Inc.	24,464,389
62,299	Mettler-Toledo International, Inc.(a)	43,883,416
256,055	Northrop Grumman Corp.	95,966,853

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
	United States — continued
8,829	NVR, Inc.(a)	$32,820,483
328,238	Parker-Hannifin Corp.	59,283,065
276,012	Roper Technologies, Inc.	98,425,879
209,820	S&P Global, Inc.	51,401,704
149,048	Sherwin-Williams Co. (The)	81,957,024
473,052	Texas Instruments, Inc.	61,137,240
245	Thryv Holdings, Inc.(a)(b)(c)(d)	1,919
148,484	Tyler Technologies, Inc.(a)	38,977,050
327,599	UnitedHealth Group, Inc.	71,193,815

		1,370,728,123

	Total Common Stocks (Identified Cost $1,539,240,813)	2,076,499,381

Principal Amount (‡)
Bonds and Notes — 25.3%
Non-Convertible Bonds — 24.9%
	Argentina — 0.1%
$775,000	Provincia de Buenos Aires, 9.125%, 3/16/2024, 144A(c)(d)	282,488
535,000	Republic of Argentina, 6.875%, 4/22/2021	262,155
2,460,000	Republic of Argentina, 7.125%, 6/28/2117	1,067,665
1,390,000	Republic of Argentina, 7.625%, 4/22/2046	602,579
17,745,000	YPF S.A., 16.500%, 5/09/2022, 144A, (ARS)(c)(d)	92,426

		2,307,313

	Australia — 0.1%
1,675,000	Australia Government Bond, Series 133, 5.500%, 4/21/2023, (AUD)(e)	1,319,022
1,150,000	Commonwealth Bank of Australia, 2.250%, 3/10/2020, 144A(e)	1,151,044
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A(e)	682,216
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	110,697
935,000	National Australia Bank, 2.500%, 1/12/2021(e)	940,292
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	97,797

		4,301,068

	Belgium — 0.1%
1,765,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 2/01/2021	1,781,729
1,690,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029	1,964,221

		3,745,950

	Brazil — 0.5%
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	828,008
8,500(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	2,347,769
10,980(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	2,796,257
11,634(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	3,289,484
1,085,000	Brazilian Government International Bond, 4.625%, 1/13/2028	1,152,823
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	404,000
1,100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(e)	1,203,136
1,350,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	1,503,225

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brazil — continued
$150,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	$173,033
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	623,012
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	515,630

		14,836,377

	Canada — 3.8%
423,390	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(e)	449,674
849,176	Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031, 144A(e)	874,235
1,010,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,046,356
815,000	Bank of Montreal, 1.750%, 6/15/2021, 144A(e)	812,873
6,384	BMW Canada Auto Trust, Series 2017-1A, Class A2, 1.677%, 5/20/2020, 144A, (CAD)(e)(f)	4,819
1,015,000	Brookfield Finance, Inc., 4.850%, 3/29/2029	1,148,722
11,680,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(e)	8,599,040
13,815,000	Canadian Government Bond, 0.750%, 9/01/2020, (CAD)	10,334,790
65,740,000	Canadian Government Bond, 0.750%, 3/01/2021, (CAD)(e)	48,994,002
35,230,000	Canadian Government Bond, 1.750%, 5/01/2021, (CAD)(e)	26,648,596
970,000	Canadian Imperial Bank of Commerce, 3.500%, 9/13/2023	1,020,567
1,800,000	Canadian Imperial Bank of Commerce, (fixed rate to 7/22/2022, variable rate thereafter), 2.606%, 7/22/2023(e)	1,811,051
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)(e)	903,098
430,000	Enbridge, Inc., 2.900%, 7/15/2022	438,120
905,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(e)	685,152
391,828	GMF Canada Leasing Trust, Series 2018-1A, Class A2, 3.030%, 6/21/2021, 144A, (CAD)	296,770
831,317	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(e)	625,893
7,200,000	Province of Ontario Canada, 1.875%, 5/21/2020(e)	7,190,856
2,500,000	Toronto-Dominion Bank (The), 2.100%, 7/15/2022, 144A(e)	2,516,880
1,690,000	Toronto-Dominion Bank (The), GMTN, 3.500%, 7/19/2023(e)	1,782,144
1,580,000	Videotron Ltd., 5.125%, 4/15/2027, 144A	1,670,850

		117,854,488

	Chile — 0.5%
1,590,000,000	Bonos de la Tesoreria de la Republica de Chile, 4.000%, 3/01/2023, 144A, (CLP)(e)	2,317,958
815,000,000	Bonos de la Tesoreria de la Republica de Chile, 4.500%, 3/01/2026, (CLP)(e)	1,251,783
1,960,000	Corp. Nacional del Cobre de Chile, 3.000%, 9/30/2029, 144A	1,952,611
1,700,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025(e)	1,859,318
1,160,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025, 144A(e)	1,268,711
525,000	Enel Chile S.A., 4.875%, 6/12/2028	583,406
250,000	Engie Energia Chile S.A., 5.625%, 1/15/2021, 144A	259,194
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(e)	833,965
696,673	Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.200%, 8/15/2029	712,557

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — continued
$407,967	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	$407,600
950,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	997,025
935,000	Republic of Chile, 3.240%, 2/06/2028(e)	993,447
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(e)	1,187,211

		14,624,786

	China — 0.3%
920,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027(e)	957,542
795,000	Baidu, Inc., 3.875%, 9/29/2023	828,636
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(e)	416,920
905,000	Industrial & Commercial Bank of China Ltd., 2.957%, 11/08/2022(e)	916,629
985,000	Sinopec Group Overseas Development 2017 Ltd., 2.375%, 4/12/2020, 144A(e)	984,921
500,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A(e)	507,800
1,175,000	Tencent Holdings Ltd., 3.280%, 4/11/2024, 144A	1,206,753
1,820,000	Three Gorges Finance I Cayman Islands Ltd., 3.150%, 6/02/2026(e)	1,878,058
1,270,000	Weibo Corp., 3.500%, 7/05/2024	1,290,128

		8,987,387

	Colombia — 0.3%
1,265,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	377,137
1,300,000	Empresas Publicas de Medellin ESP, 4.250%, 7/18/2029, 144A	1,366,820
1,140,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	1,245,006
575,000	Republic of Colombia, 3.875%, 4/25/2027	609,793
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	59,845
7,073,300,000	Republic of Colombia, Series B, 6.250%, 11/26/2025, (COP)	2,121,665
6,150,000,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(e)	1,964,064
870,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	1,002,684

		8,747,014

	Denmark — 0.0%
670,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	694,620

	Dominican Republic — 0.1%
1,410,000	Dominican Republic, 5.500%, 1/27/2025, 144A	1,485,802
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	638,911
995,000	Dominican Republic, 6.000%, 7/19/2028, 144A	1,086,789
425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	508,410

		3,719,912

	France — 0.8%
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	262,718
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A	218,545
1,415,000	Caisse d’Amortissement de la Dette Sociale, 1.875%, 2/12/2022(e)	1,419,471
250,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A	257,341
735,000	Danone S.A., 1.691%, 10/30/2019, 144A(e)	734,654
500,000	Dexia Credit Local S.A., 2.250%, 2/18/2020, 144A(e)	500,194
1,300,000	Edenred, 1.875%, 3/06/2026, (EUR)	1,550,768
465,000	French Republic Government Bond OAT, 4.250%, 10/25/2023, (EUR)	610,440

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	France — continued
12,590,000	French Republic Government Bond OAT, 4.250%, 10/25/2023, (EUR)(e)	$16,527,815
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 1.625%, 11/27/2027, (EUR)	577,794
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 0.625%, 3/27/2023, (EUR)	552,034
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(e)	1,090,214

		24,301,988

	Germany — 0.3%
1,165,000	BMW U.S. Capital LLC, 3.150%, 4/18/2024, 144A	1,206,836
675,000	Daimler Finance North America LLC, 1.750%, 10/30/2019, 144A(e)	674,780
380,000	Deutsche Telekom International Finance BV, 2.820%, 1/19/2022, 144A	384,496
1,825,000	Deutsche Telekom International Finance BV, 4.375%, 6/21/2028, 144A	2,041,027
1,850,000	RWE AG, (fixed rate to 10/21/2020, variable rate thereafter), 2.750%, 4/21/2075, (EUR)	2,057,535
1,450,000	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026, 144A	1,444,879

		7,809,553

	Greece — 0.1%
430,000	Hellenic Republic Government Bond, 3.450%, 4/02/2024, 144A, (EUR)	525,210
1,855,000	Hellenic Republic Government Bond, 3.750%, 1/30/2028, (EUR)	2,412,380

		2,937,590

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(e)	366,122
1,135,000	AIA Group Ltd., 3.900%, 4/06/2028, 144A	1,233,098
1,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A	1,433,368

		3,032,588

	India — 0.0%
650,000	Greenko Dutch BV, 5.250%, 7/24/2024, 144A	651,631

	Indonesia — 0.1%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	319,228
735,000	Indonesia Government International Bond, 4.750%, 1/08/2026	810,401
1,475,000	Perusahaan Listrik Negara PT, MTN, 4.125%, 5/15/2027	1,556,657
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	623,171
525,000	Republic of Indonesia, 4.750%, 1/08/2026, 144A	579,369

		3,888,826

	Ireland — 0.1%
475,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 5/15/2021	490,379
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	1,308,820
375,000	Ireland Government Bond, 3.400%, 3/18/2024, (EUR)	480,116

		2,279,315

	Italy — 0.6%
2,180,000	Enel Finance International NV, 4.625%, 9/14/2025, 144A	2,381,051
1,075,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	1,142,103

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Italy — continued
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	$646,890
3,305,000	Italy Buoni Poliennali Del Tesoro, 2.000%, 2/01/2028, (EUR)	4,001,297
4,255,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)	5,218,847
3,335,000	Republic of Italy, 2.500%, 11/15/2025, (EUR)	4,092,731
430,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	442,186

		17,925,105

	Japan — 0.7%
988,104,600(†††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)(e)	9,532,168
1,155,150,000	Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(e)	11,124,268
1,445,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	1,478,062

		22,134,498

	Korea — 0.3%
765,000	Export-Import Bank of Korea, 3.000%, 11/01/2022(e)	784,193
1,100,000	Hyundai Capital Services, Inc., 3.750%, 3/05/2023, 144A	1,136,179
1,575,000	Kia Motors Corp., 3.000%, 4/25/2023, 144A	1,591,561
630,000	Korea Development Bank (The), MTN, 4.500%, 11/22/2019, (AUD)(e)	426,959
910,000	Korea Gas Corp., 2.750%, 7/20/2022, 144A(e)	922,058
670,000	KT Corp., 2.500%, 7/18/2026, 144A(e)	660,807
1,180,000	LG Chem Ltd., 3.250%, 10/15/2024, 144A	1,217,083
1,440,000,000	Republic of Korea, Series 2209, 2.000%, 9/10/2022, (KRW)(e)	1,226,099
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A(e)	808,704
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(e)	177,834
200,000	Woori Bank, 5.875%, 4/13/2021, 144A(e)	208,816

		9,160,293

	Mexico — 0.5%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	725,406
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)(e)	947,328
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(e)	487,737
675,000	Banco Nacional de Comercio Exterior SNC, (fixed rate to 8/11/2021, variable rate thereafter), 3.800%, 8/11/2026, 144A	682,601
1,150,000	CEMEX Finance LLC, 6.000%, 4/01/2024, 144A	1,180,475
555,000	Cemex SAB de CV, 2.750%, 12/05/2024, 144A, (EUR)	621,969
1,010,000	Cemex SAB de CV, 5.700%, 1/11/2025	1,038,997
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(e)	866,008
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(e)	377,785
142,000(††††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	681,052
190,229(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(e)	960,640
3,600,000	Mexico Government International Bond, 4.000%, 10/02/2023	3,790,800
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(e)	244,008
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	117,335
835,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026	863,190
1,010,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023	1,043,350

		14,628,681

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Netherlands — 0.0%
$870,000	Cooperatieve Rabobank UA, 4.375%, 8/04/2025(e)	$938,147

	Norway — 0.2%
17,000,000	City of Oslo, Norway, 3.550%, 2/12/2021, (NOK)(e)	1,911,225
550,000	Kommunalbanken AS, 1.750%, 9/15/2020, 144A(e)	549,098
3,815,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(e)	429,741
16,500,000	Norway Government Bond, Series 478, 1.500%, 2/19/2026, 144A, (NOK)(e)	1,843,991

		4,734,055

	Panama — 0.1%
680,000	Banco Latinoamericano de Comercio Exterior S.A., 3.250%, 5/07/2020, 144A(e)	681,952
1,045,000	Panama Government International Bond, 3.160%, 1/23/2030	1,077,917

		1,759,869

	Paraguay — 0.0%
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	872,008

	Peru — 0.1%
580,000	Southern Copper Corp., 3.875%, 4/23/2025(e)	603,544
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(e)	1,114,323
350,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	354,379

		2,072,246

	Singapore — 0.2%
785,000	BOC Aviation Ltd., 2.750%, 9/18/2022, 144A	784,839
495,000	BOC Aviation Ltd., 3.000%, 3/30/2020(e)	495,786
345,000	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.520%, 12/11/2028, 144A	367,149
3,215,000	United Overseas Bank Ltd., 3.200%, 4/23/2021, 144A(e)	3,267,147

		4,914,921

	South Africa — 0.1%
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	941,346
500,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	512,085
39,185,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(e)	2,189,134

		3,642,565

	Spain — 0.5%
2,300,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, 0.750%, 9/11/2022, (EUR)	2,557,069
400,000	Banco Santander S.A., 3.125%, 2/23/2023	407,466
100,000	Iberdrola International BV, EMTN, 0.375%, 9/15/2025, (EUR)	111,004
700,000	Naturgy Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)	831,670
725,000	Spain Government International Bond, 0.750%, 7/30/2021, (EUR)(e)	808,389
430,000	Spain Government International Bond, 1.600%, 4/30/2025, 144A, (EUR)(e)	516,744
3,590,000	Spain Government International Bond, 2.700%, 10/31/2048, 144A, (EUR)	5,525,515
760,000	Spain Government International Bond, 4.300%, 10/31/2019, 144A, (EUR)(e)	831,338
2,565,000	Spain Government International Bond, 4.400%, 10/31/2023, 144A, (EUR)(e)	3,340,251
1,300,000	Telefonica Emisiones SAU Co., EMTN, 1.495%, 9/11/2025, (EUR)	1,513,967

		16,443,413

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranationals — 0.2%
$1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(e)	$1,173,326
3,360,000	European Investment Bank, 1.750%, 7/30/2024, 144A, (CAD)(e)	2,535,578
3,515,000	International Bank for Reconstruction & Development, 2.200%, 1/18/2022, (CAD)(e)	2,679,741
1,140,000	International Bank for Reconstruction & Development, MTN, 2.500%, 3/12/2020, (AUD)(e)	774,183

		7,162,828

	Sweden — 0.0%
2,450,000	Sweden Government Bond, Series 1047, 5.000%, 12/01/2020, (SEK)(e)	265,185

	Switzerland — 0.1%
1,075,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A(e)	1,165,622
900,000	Syngenta Finance NV, EMTN, 1.250%, 9/10/2027, (EUR)	959,951
340,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/1/2025, variable rate thereafter), 4.250%, 10/01/2045	354,110

		2,479,683

	Thailand — 0.2%
1,570,000	Kasikornbank PCL, EMTN, 3.256%, 7/12/2023	1,607,477
85,000,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)	2,905,339
950,000	Thaioil Treasury Center Co. Ltd., 3.625%, 1/23/2023, 144A	980,799

		5,493,615

	Trinidad — 0.0%
415,000	Trinidad Generation UnLtd., 5.250%, 11/04/2027, 144A	424,342

	Turkey — 0.3%
525,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025, 144A	551,544
2,875,000	Turkcell Iletisim Hizmetleri AS, 5.800%, 4/11/2028	2,767,417
16,960,000	Turkey Government Bond, 12.400%, 3/08/2028, (TRY)	2,889,237
1,345,000	Turkey Government International Bond, 7.625%, 4/26/2029	1,429,192

		7,637,390

	United Arab Emirates — 0.1%
1,610,000	Abu Dhabi Crude Oil Pipeline LLC, 3.650%, 11/02/2029(e)	1,745,562
1,275,000	DP World Crescent Ltd., 4.848%, 9/26/2028, 144A	1,400,702
850,000	DP World PLC, 3.250%, 5/18/2020, 144A(e)	850,309
200,000	DP World PLC, MTN, 3.250%, 5/18/2020	200,073

		4,196,646

	United Kingdom — 0.3%
95,000	Avon Products, Inc., 8.950%, 3/15/2043	106,400
300,000	HSBC Holdings PLC, 4.375%, 11/23/2026(e)	320,941
565,000	HSBC Holdings PLC, (fixed rate to 6/01/2021, variable rate thereafter), 6.875%(g)	592,685
295,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(e)	449,287
635,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	665,823
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(e)	417,586
1,395,000	Nationwide Building Society, (fixed rate to 7/18/2029, variable rate thereafter), 3.960%, 7/18/2030, 144A	1,456,860

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — continued
235,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)	$340,018
1,130,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023(e)	1,240,646
350,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(e)	364,815
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)	304,314
1,035,000	United Kingdom Gilt, 2.750%, 9/07/2024, (GBP)(e)	1,426,622
530,000	United Kingdom Gilt, 4.000%, 3/07/2022, (GBP)	710,304
130,000	Virgin Media Finance PLC, 4.500%, 1/15/2025, 144A, (EUR)	145,944
115,000	Virgin Media Secured Finance PLC, 4.875%, 1/15/2027, (GBP)	147,043
1,660,000	Vodafone Group PLC, 4.375%, 5/30/2028	1,833,476

		10,522,764

	United States — 13.1%
9,890,000	AbbVie, Inc., 2.500%, 5/14/2020	9,912,471
1,500,000	AES Corp. (The), 4.875%, 5/15/2023	1,526,250
480,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	492,600
8,000,000	Ally Financial, Inc., 4.125%, 2/13/2022	8,180,000
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	813,912
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,388,960
1,965,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	2,040,358
1,517,993	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,541,796
566,303	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	569,432
116,474	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	122,869
1,906,962	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	2,026,759
436,785	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	460,738
400,000	Antero Resources Corp., 5.125%, 12/01/2022	351,500
175,000	Antero Resources Corp., 5.375%, 11/01/2021	168,875
3,060,000	Antero Resources Corp., 5.625%, 6/01/2023	2,646,900
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	300,507
1,510,000	AT&T, Inc., 3.400%, 5/15/2025	1,575,451
3,960,000	AT&T, Inc., 4.300%, 2/15/2030	4,357,100
495,000	AT&T, Inc., 4.500%, 3/09/2048	532,437
625,000	AT&T, Inc., 4.550%, 3/09/2049	675,619
925,000	Aviation Capital Group LLC, 6.750%, 4/06/2021, 144A	980,226
2,700,000	Bank of America Corp., 6.110%, 1/29/2037	3,536,318
115,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	124,166
3,180,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029, 144A	3,231,675
585,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023	607,618
270,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	240,870
1,170,000	Broadcom, Inc., 4.250%, 4/15/2026, 144A	1,208,501
71,000	California Resources Corp., 5.500%, 9/15/2021	34,968
10,000	California Resources Corp., 6.000%, 11/15/2024	3,795
9,300,000	California Resources Corp., 8.000%, 12/15/2022, 144A	4,603,500
60,000	CenturyLink, Inc., 5.625%, 4/01/2025	62,250

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$880,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	$924,000
3,210,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,592,075
315,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	240,975
7,000,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	4,761,400
780,000	Chevron Corp., 2.419%, 11/17/2020(e)	784,195
1,635,000	Cimarex Energy Co., 4.375%, 6/01/2024	1,718,004
165,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	152,625
325,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	284,375
500,000	Citizens Financial Group, Inc., 4.300%, 12/03/2025	534,626
265,000	Constellation Brands, Inc., 4.750%, 11/15/2024	292,689
485,000	Continental Resources, Inc., 3.800%, 6/01/2024	494,241
640,000	Continental Resources, Inc., 4.500%, 4/15/2023	664,421
63,000	Continental Resources, Inc., 5.000%, 9/15/2022	63,553
375,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	407,707
595,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	626,981
155,000	Cummins, Inc., 5.650%, 3/01/2098	201,348
475,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	534,175
93,641	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	103,764
940,000	DH Europe Finance II S.a.r.l, 0.750%, 9/18/2031, (EUR)	1,027,701
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	54,984
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,963
1,680,000	DISH DBS Corp., 5.000%, 3/15/2023	1,697,304
1,495,000	DISH DBS Corp., 5.875%, 11/15/2024	1,481,919
1,385,000	DISH DBS Corp., 7.750%, 7/01/2026	1,409,237
310,000	DR Horton, Inc., 4.375%, 9/15/2022	324,981
340,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	312,017
235,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	347,954
1,075,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,140,566
600,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	556,500
1,310,000	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.972%, 11/25/2027(e)(h)	1,372,423
410,000	FedEx Corp., 1.000%, 1/11/2023, (EUR)	457,363
650,000	FedEx Corp., 3.400%, 1/14/2022	666,458
21,480,003	FNMA, 3.500%, 7/01/2049	22,096,246
40,000	Ford Motor Co., 4.346%, 12/08/2026	40,106
685,000	Ford Motor Co., 5.291%, 12/08/2046	632,862
25,000	Ford Motor Co., 6.375%, 2/01/2029	26,586
50,000	Ford Motor Co., 6.625%, 2/15/2028	54,049
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,314,127
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,722
5,000,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	4,994,092
131,000	Gates Global LLC/Gates Global Co., 6.000%, 7/15/2022, 144A	130,509
295,000	General Electric Co., 4.500%, 3/11/2044	315,988
50,000	General Electric Co., GMTN, 3.100%, 1/09/2023	50,661
310,000	General Motors Co., 5.200%, 4/01/2045	306,139

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$240,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	$244,149
925,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	1,003,377
100,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	110,138
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,574,424
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	133,052
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	256,941
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	499,051
905,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	977,882
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,097,984
2,745,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	2,706,844
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	177,375
1,000,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	1,047,100
20,000	HCA, Inc., 4.750%, 5/01/2023	21,423
6,670,000	HCA, Inc., 5.375%, 9/01/2026	7,328,329
225,000	HCA, Inc., 7.050%, 12/01/2027	263,250
820,000	HCA, Inc., 7.500%, 11/06/2033	984,000
395,000	HCA, Inc., 8.360%, 4/15/2024	470,141
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	230,100
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	87,750
855,000	Hecla Mining Co., 6.875%, 5/01/2021	846,450
490,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	571,534
485,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	508,037
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A(e)	1,547,610
450,000	International Lease Finance Corp., 4.625%, 4/15/2021	463,402
745,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	745,369
5,760,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	5,848,128
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	15,577
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	1,425
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,233,041
7,760,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	7,789,333
1,875,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	1,856,250
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	13,703
1,665,000	KB Home, 8.000%, 3/15/2020	1,705,293
330,000	Level 3 Financing, Inc., 5.125%, 5/01/2023	333,416
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	787,200
140,000	Level 3 Parent LLC, 5.750%, 12/01/2022	140,560
44,000	Masco Corp., 6.500%, 8/15/2032	53,947
403,000	Masco Corp., 7.750%, 8/01/2029	516,252
615,000	Medtronic Global Holdings SCA, 1.125%, 3/07/2027, (EUR)	712,684
4,315,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	4,320,394
254,000	Micron Technology, Inc., 5.500%, 2/01/2025	261,025
1,430,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	1,326,325
450,000	Morgan Stanley, 3.950%, 4/23/2027	475,983
725,000	Morgan Stanley, 5.750%, 1/25/2021	758,622
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,317,171
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	727,477

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$25,000	MPLX LP, 4.500%, 7/15/2023	$26,632
95,000	MPLX LP, 4.875%, 6/01/2025	104,510
3,890,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	4,142,850
3,000,000	Navient Corp., 5.000%, 10/26/2020	3,037,500
915,000	Navient Corp., 5.500%, 1/25/2023	944,737
95,000	Navient Corp., 5.875%, 10/25/2024	95,713
1,600(†††††)	Navient Corp., 6.000%, 12/15/2043	37,164
935,000	Navient Corp., 6.750%, 6/15/2026	958,375
750,000	Navient Corp., MTN, 6.125%, 3/25/2024	777,892
415,000	Navient Corp., MTN, 7.250%, 1/25/2022	447,163
4,113,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	3,472,935
65,000	Newfield Exploration Co., 5.625%, 7/01/2024	71,704
900,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	857,250
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	412,088
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	25,906
1,765,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A	1,805,562
120,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	109,800
300,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	305,967
2,275,000	Oceaneering International, Inc., 4.650%, 11/15/2024	2,145,507
420,000	Old Republic International Corp., 4.875%, 10/01/2024	459,954
3,693,000	ONEOK Partners LP, 4.900%, 3/15/2025	4,061,012
25,000	ONEOK Partners LP, 6.200%, 9/15/2043	30,923
140,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	144,375
1,200,000	Owens Corning, 4.400%, 1/30/2048	1,104,586
310,000	Owens Corning, 7.000%, 12/01/2036	380,176
2,965,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	3,039,125
585,000	Prologis LP, 2.250%, 6/30/2029, (GBP)	757,301
540,000	PulteGroup, Inc., 6.000%, 2/15/2035	575,100
785,000	PulteGroup, Inc., 6.375%, 5/15/2033	868,681
220,000	PulteGroup, Inc., 7.875%, 6/15/2032	268,400
285,000	QEP Resources, Inc., 5.250%, 5/01/2023	264,343
210,000	QEP Resources, Inc., 5.375%, 10/01/2022	200,876
295,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	304,440
120,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	123,750
95,000	Qwest Corp., 7.250%, 9/15/2025	107,378
345,000	Radian Group, Inc., 4.500%, 10/01/2024	355,350
195,000	Radian Group, Inc., 4.875%, 3/15/2027	197,438
230,000	Range Resources Corp., 4.875%, 5/15/2025	189,750
850,000	Range Resources Corp., 5.000%, 8/15/2022	796,875
220,000	Range Resources Corp., 5.000%, 3/15/2023	192,500
970,000	Santander Holdings USA, Inc., 2.650%, 4/17/2020(e)	971,839
25,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	26,250
640,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	689,600
420,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	470,400
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	156,217
7,560,000	SM Energy Co., 6.625%, 1/15/2027	6,520,500

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$155,000	SM Energy Co., 6.750%, 9/15/2026	$135,625
1,170,000	Springleaf Finance Corp., 5.625%, 3/15/2023	1,246,050
860,000	Springleaf Finance Corp., 6.875%, 3/15/2025	947,612
2,310,000	Springleaf Finance Corp., 7.125%, 3/15/2026	2,562,541
330,000	Springleaf Finance Corp., 7.750%, 10/01/2021	358,875
130,000	Springleaf Finance Corp., 8.250%, 10/01/2023	151,450
2,349,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,560,880
2,240,000	Sprint Capital Corp., 8.750%, 3/15/2032	2,762,928
120,000	Sprint Corp., 7.125%, 6/15/2024	129,336
2,840,000	Sprint Corp., 7.875%, 9/15/2023	3,119,626
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024	1,414,481
950,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	963,110
100,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	105,018
1,695,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,542,450
820,000	Textron, Inc., 5.950%, 9/21/2021	869,300
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	88,564
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	91,528
1,635,000	Toyota Motor Credit Corp., MTN, 2.650%, 4/12/2022	1,663,495
1,680,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	2,130,909
171,000	TransDigm, Inc., 6.500%, 7/15/2024	176,344
185,000	TransDigm, Inc., 6.500%, 5/15/2025	191,938
6,665,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	6,864,950
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	5,325
4,960,000	U.S. Treasury Bond, 2.875%, 5/15/2049	5,784,794
4,380,000	U.S. Treasury Bond, 3.000%, 8/15/2048	5,208,778
4,103,717	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(e)(i)	4,060,586
4,142,760	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(e)(i)	4,204,862
13,065,806	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023(e)(i)	13,168,701
25,430,000	U.S. Treasury Note, 1.375%, 5/31/2020	25,343,578
16,645,000	U.S. Treasury Note, 1.625%, 8/15/2029	16,568,277
21,715,000	U.S. Treasury Note, 1.750%, 11/30/2021(e)	21,763,350
12,245,000	U.S. Treasury Note, 1.875%, 3/31/2022(e)	12,328,228
15,000,000	U.S. Treasury Note, 2.500%, 6/30/2020(e)	15,069,727
13,505,000	U.S. Treasury Note, 2.750%, 2/28/2025(e)	14,316,355
7,360,000	U.S. Treasury Note, 2.875%, 5/15/2028(e)	8,078,175
444,479	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	448,888
2,940,000	United Rentals North America, Inc., 5.500%, 7/15/2025	3,059,070
460,000	United Rentals North America, Inc., 6.500%, 12/15/2026	501,170
1,690,000	United States Steel Corp., 6.650%, 6/01/2037	1,297,075
86,742	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	96,561
329,675	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	356,223
25,000	Viacom, Inc., 4.375%, 3/15/2043	25,784
395,000	Viacom, Inc., 5.250%, 4/01/2044	444,804

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$145,000	Viacom, Inc., 5.850%, 9/01/2043	$177,848
145,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	67,788
1,150,000	Walmart, Inc., 3.700%, 6/26/2028(e)	1,274,543
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	76,687
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	441,355
525,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	501,391
195,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	150,694
3,052,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A(j)	1,648,080
65,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(j)	35,913

		403,232,564

	Total Non-Convertible Bonds (Identified Cost $750,181,717)	765,361,224

Convertible Bonds — 0.4%
	United States — 0.4%
1,450,000	Booking Holdings, Inc., 0.900%, 9/15/2021	1,681,299
105,000	CalAmp Corp., 1.625%, 5/15/2020	103,471
95,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	56,763
545,000	DISH Network Corp., 2.375%, 3/15/2024	478,905
2,860,000	DISH Network Corp., 3.375%, 8/15/2026	2,620,348
290,000	Evolent Health, Inc., 2.000%, 12/01/2021	253,931
1,855,000	iStar, Inc., 3.125%, 9/15/2022	1,964,390
2,020,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,912,799
240,000	Nuance Communications, Inc., 1.250%, 4/01/2025	237,655
10,000	Nuance Communications, Inc., 1.500%, 11/01/2035	9,994
1,660,000	Rovi Corp., 0.500%, 3/01/2020	1,633,340
380,000	SM Energy Co., 1.500%, 7/01/2021	342,730
825,000	Western Digital Corp., 1.500%, 2/01/2024	789,938

	Total Convertible Bonds (Identified Cost $11,924,032)	12,085,563

Municipals — 0.0%
	United States — 0.0%
155,000	State of Illinois, 5.100%, 6/01/2033	167,887
130,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	124,971

	Total Municipals (Identified Cost $255,136)	292,858

	Total Bonds and Notes (Identified Cost $762,360,885)	777,739,645

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.1%
	United States — 0.1%
460	Chesapeake Energy Corp., 5.000%(c)(d)	$17,480
40	Chesapeake Energy Corp., 5.750%(c)(d)(f)	14,011
736	Chesapeake Energy Corp., 5.750%(c)(d)(f)	257,806
84	Chesapeake Energy Corp., Series A, 5.750%, 144A(c)(d)(f)	29,423
38,952	El Paso Energy Capital Trust I, 4.750%	2,043,811

		2,362,531

	Total Preferred Stocks (Identified Cost $2,285,617)	2,362,531

Principal Amount (‡)
Short-Term Investments — 7.3%
$12,315,000	Federal Home Loan Bank Discount Notes, 1.950%, 11/15/2019(k)	12,286,060
3,707,000	Ford Motor Credit Co. LLC, 4.331%, 12/02/2019(k)	3,689,510
58,998,220	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $59,000,023 on 10/01/2019 collateralized by $56,470,000 U.S. Treasury Note, 2.625% due 1/31/2026 valued at $60,161,839; $20,000 U.S. Treasury Note, 2.375% due 5/15/2027 valued at $21,261 including accrued interest (Note 2 of Notes to Financial Statements)	58,998,220
29,625,000	U.S. Treasury Bills, 1.815%, 3/26/2020(k)	29,366,096
12,555,000	U.S. Treasury Bills, 1.825%, 3/05/2020(k)	12,458,023
10,000,000	U.S. Treasury Bills, 1.830%-1.837%, 2/27/2020(k)(l)	9,926,018
4,205,000	U.S. Treasury Bills, 1.888%, 12/19/2019(k)	4,189,080
18,530,000	U.S. Treasury Bills, 2.023%-2.385%, 10/24/2019(k)(l)	18,508,779
13,810,000	U.S. Treasury Bills, 2.035%-2.350%, 11/14/2019(k)(l)	13,779,951
26,785,000	U.S. Treasury Bills, 2.042%, 1/23/2020(k)	26,632,877
35,000,000	U.S. Treasury Bills, 2.318%, 11/29/2019(k)	34,896,033

	Total Short-Term Investments (Identified Cost $224,645,958)	224,730,647

	Total Investments — 100.2% (Identified Cost $2,528,533,273)	3,081,332,204
	Other assets less liabilities — (0.2)%	(7,029,011)

	Net Assets — 100.0%	$3,074,303,193

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Non-income producing security.

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

(b)	Securities subject to restriction on resale. At September 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Thryv Holdings, Inc.	8/12/2016	$1,194	$1,919	Less than 0.1%

(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $695,553 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(f)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(g)	Perpetual bond with no specified maturity date.
(h)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.
(i)	Treasury Inflation Protected Security (TIPS).
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $146,571,427 or 4.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

At September 30, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/03/2019	BRL	S	18,445,000	$4,431,764	$4,422,025	$9,739
Citibank N.A.	12/18/2019	ZAR	S	33,700,000	2,257,094	2,203,115	53,979
Credit Suisse International	12/18/2019	CAD	S	123,005,000	93,470,621	92,963,761	506,860
Credit Suisse International	12/18/2019	COP	S	10,293,255,000	3,037,389	2,947,174	90,215
Credit Suisse International	12/18/2019	GBP	B	12,290,000	15,261,980	15,159,161	(102,819)
Credit Suisse International	12/18/2019	JPY	B	7,830,000,000	73,452,020	72,811,170	(640,850)
Goldman Sachs & Co.	12/18/2019	MXN	S	19,000,000	954,500	951,073	3,427
HSBC Bank USA	12/18/2019	AUD	B	905,000	621,102	612,323	(8,779)
Morgan Stanley Capital Services, Inc.	12/18/2019	EUR	B	58,260,000	64,668,192	63,878,537	(789,655)
UBS AG	12/18/2019	SEK	B	7,350,000	751,034	750,588	(446)
UBS AG	12/18/2019	THB	S	83,000,000	2,710,779	2,717,801	(7,022)

Total							$(885,351)

At September 30, 2019, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	12/18/2019	NOK	14,180,000	EUR	1,426,228	$1,563,772	$3,218
UBS AG	12/18/2019	NOK	4,200,000	EUR	422,437	463,176	953

Total							$4,171

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Allocation Fund – (continued)

Industry Summary at September 30, 2019

Treasuries	11.5%
Capital Markets	6.3
IT Services	5.6
Internet & Direct Marketing Retail	5.5
Chemicals	5.2
Aerospace & Defense	4.6
Interactive Media & Services	4.0
Software	4.0
Health Care Equipment & Supplies	3.3
Machinery	3.3
Food Products	3.3
Industrial Conglomerates	3.2
Banks	2.9
Insurance	2.8
Life Sciences Tools & Services	2.5
Hotels, Restaurants & Leisure	2.4
Health Care Providers & Services	2.3
Real Estate Management & Development	2.0
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	16.2
Short-Term Investments	7.3

Total Investments	100.2
Other assets less liabilities (including forward foreign currency contracts)	(0.2)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2019

United States Dollar	73.9%
Canadian Dollar	5.2
Euro	4.3
British Pound	4.1
Swiss Franc	4.1
Japanese Yen	2.4
Hong Kong Dollar	2.1
Other, less than 2% each	4.1

Total Investments	100.2
Other assets less liabilities (including forward foreign currency contracts)	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities

September 30, 2019

	Core Plus Bond Fund	Global Allocation Fund
ASSETS
Investments at cost	$8,246,848,077	$2,528,533,273
Net unrealized appreciation	159,269,268	552,798,931

Investments at value	8,406,117,345	3,081,332,204
Cash	337,334	2,858,416
Due from brokers (Note 2)	1,656,990	580,000
Foreign currency at value (identified cost $0 and $7,087,524, respectively)	—	6,962,275
Receivable for Fund shares sold	14,550,102	10,352,256
Receivable for securities sold	171,334,110	1,708,729
Receivable for when-issued/delayed delivery securities sold (Note 2)	552,809,377	—
Collateral received for delayed delivery securities (Note 2)	1,579,000	—
Dividends and interest receivable	42,921,274	7,758,220
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	668,391
Tax reclaims receivable	25,342	1,000,497
Prepaid expenses (Note 8)	507	198

TOTAL ASSETS	9,191,331,381	3,113,221,186

LIABILITIES
Payable for securities purchased	196,316,963	26,526,282
Payable for when-issued/delayed delivery securities purchased (Note 2)	1,476,539,134	—
Payable for Fund shares redeemed	20,758,394	7,388,310
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,549,571
Foreign taxes payable (Note 2)	—	975,496
Due to brokers (Note 2)	1,579,000	—
Management fees payable (Note 6)	1,969,669	1,873,688
Deferred Trustees’ fees (Note 6)	501,887	235,473
Administrative fees payable (Note 6)	261,840	109,948
Payable to distributor (Note 6d)	50,450	47,578
Other accounts payable and accrued expenses	378,110	211,647

TOTAL LIABILITIES	1,698,355,447	38,917,993

NET ASSETS	$7,492,975,934	$3,074,303,193

NET ASSETS CONSIST OF:
Paid-in capital	$7,446,768,183	$2,451,180,913
Accumulated earnings	46,207,751	623,122,280

NET ASSETS	$7,492,975,934	$3,074,303,193

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities (continued)

September 30, 2019

	Core Plus Bond Fund	Global Allocation Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$558,291,222	$453,008,666

Shares of beneficial interest	42,128,357	19,063,216

Net asset value and redemption price per share	$13.25	$23.76

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.84	$25.21

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$160,200,697	$480,478,947

Shares of beneficial interest	12,087,026	20,505,571

Net asset value and offering price per share	$13.25	$23.43

Class N shares:
Net assets	$2,610,698,938	$202,691,896

Shares of beneficial interest	195,292,682	8,473,120

Net asset value, offering and redemption price per share	$13.37	$23.92

Class Y shares:
Net assets	$4,163,785,077	$1,938,123,684

Shares of beneficial interest	311,647,886	81,012,871

Net asset value, offering and redemption price per share	$13.36	$23.92

See accompanying notes to financial statements.

|  56

Statements of Operations

For the Year Ended September 30, 2019

	Core Plus Bond Fund	Global Allocation Fund
INVESTMENT INCOME
Interest	$227,424,151	$31,017,014
Dividends	—	21,858,732
Less net foreign taxes withheld	(35,921)	(587,927)

	227,388,230	52,287,819

Expenses
Management fees (Note 6)	21,875,964	19,622,561
Service and distribution fees (Note 6)	3,160,713	5,334,445
Administrative fees (Note 6)	2,979,797	1,159,251
Trustees’ fees and expenses (Note 6)	220,619	98,802
Transfer agent fees and expenses (Notes 6 and 7)	4,217,135	2,140,452
Audit and tax services fees	51,243	54,686
Custodian fees and expenses	225,919	220,157
Legal fees (Note 8)	195,183	76,706
Registration fees	307,427	151,593
Shareholder reporting expenses	209,300	138,190
Miscellaneous expenses (Note 8)	179,410	116,429

Total expenses	33,622,710	29,113,272
Less waiver and/or expense reimbursement (Note 6)	(50,789)	(20,599)

Net expenses	33,571,921	29,092,673

Net investment income	193,816,309	23,195,146

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	42,326,233	65,065,425
Forward foreign currency contracts (Note 2d)	(5,254,691)	(4,522,875)
Foreign currency transactions (Note 2c)	31,998	(383,894)
Net change in unrealized appreciation (depreciation) on:
Investments	342,118,524	124,266,321
Forward foreign currency contracts (Note 2d)	—	773,497
Foreign currency translations (Note 2c)	(74,782)	(82,562)

Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	379,147,282	185,115,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$572,963,591	$208,311,058

See accompanying notes to financial statements.

57  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		Global Allocation Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$193,816,309	$190,164,910	$23,195,146	$22,346,439
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	37,103,540	(23,807,624)	60,158,656	77,022,216
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	342,043,742	(169,788,966)	124,957,256	73,033,930

Net increase (decrease) in net assets resulting from operations	572,963,591	(3,431,680)	208,311,058	172,402,585

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,225,845)	(19,704,399)	(15,303,424)	(7,114,532)
Class C	(2,905,066)	(5,062,623)	(13,674,405)	(4,826,992)
Class N	(62,882,079)	(61,623,432)	(3,466,169)	(1,642,868)
Class Y	(103,228,686)	(127,335,569)	(64,089,255)	(26,544,930)

Total distributions	(183,241,676)	(213,726,023)	(96,533,253)	(40,129,322)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	683,792,596	80,681,752	518,843,716	525,543,091

Net increase (decrease) in net assets	1,073,514,511	(136,475,951)	630,621,521	657,816,354
NET ASSETS
Beginning of the year	6,419,461,423	6,555,937,374	2,443,681,672	1,785,865,318

End of the year	$7,492,975,934	$6,419,461,423	$3,074,303,193	$2,443,681,672

See accompanying notes to financial statements.

|  58

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.53		$12.96	$13.06	$12.34	$13.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.35	0.28	0.37	0.37
Net realized and unrealized gain (loss)	0.70		(0.38)	(0.04)	0.71	(0.77)

Total from Investment Operations	1.04		(0.03)	0.24	1.08	(0.40)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.40)	(0.34)	(0.36)	(0.36)
Net realized capital gains	—		—	—	—	(0.08)

Total Distributions	(0.32)		(0.40)	(0.34)	(0.36)	(0.44)

Net asset value, end of the period	$13.25		$12.53	$12.96	$13.06	$12.34

Total return(b)	8.39%		(0.27)%	1.86%	8.90%	(3.13)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$558,291		$600,762	$676,892	$776,566	$912,662
Net expenses	0.73%		0.73%	0.73%	0.73%	0.74%
Gross expenses	0.73%		0.73%	0.73%	0.73%	0.74%
Net investment income	2.63%		2.71%	2.19%	2.91%	2.87%
Portfolio turnover rate	297	%(c)	181%	195%	143%	175%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.53		$12.96	$13.06	$12.33	$13.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.25	0.19	0.27	0.27
Net realized and unrealized gain (loss)	0.70		(0.38)	(0.05)	0.73	(0.77)

Total from Investment Operations	0.94		(0.13)	0.14	1.00	(0.50)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.30)	(0.24)	(0.27)	(0.27)
Net realized capital gains	—		—	—	—	(0.08)

Total Distributions	(0.22)		(0.30)	(0.24)	(0.27)	(0.35)

Net asset value, end of the period	$13.25		$12.53	$12.96	$13.06	$12.33

Total return(b)	7.57%		(1.03)%	1.08%	8.17%	(3.86)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$160,201		$185,758	$248,687	$321,626	$354,285
Net expenses	1.48%		1.48%	1.48%	1.48%	1.49%
Gross expenses	1.48%		1.48%	1.48%	1.48%	1.49%
Net investment income	1.88%		1.96%	1.44%	2.16%	2.11%
Portfolio turnover rate	297	%(c)	181%	195%	143%	175%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.63		$13.06	$13.17	$12.44	$13.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.39	0.33	0.41	0.42
Net realized and unrealized gain (loss)	0.72		(0.38)	(0.06)	0.73	(0.78)

Total from Investment Operations	1.10		0.01	0.27	1.14	(0.36)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.44)	(0.38)	(0.41)	(0.40)
Net realized capital gains	—		—	—	—	(0.08)

Total Distributions	(0.36)		(0.44)	(0.38)	(0.41)	(0.48)

Net asset value, end of the period	$13.37		$12.63	$13.06	$13.17	$12.44

Total return	8.85%		0.07%	2.12%	9.33%	(2.82)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,610,699		$1,899,190	$1,784,150	$2,134,113	$2,209,110
Net expenses	0.39%		0.39%	0.39%	0.39%	0.40%
Gross expenses	0.39%		0.39%	0.39%	0.39%	0.40%
Net investment income	2.96%		3.06%	2.53%	3.25%	3.27%
Portfolio turnover rate	297	%(b)	181%	195%	143%	175%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.63		$13.06	$13.16	$12.43	$13.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.38	0.31	0.40	0.41
Net realized and unrealized gain (loss)	0.71		(0.38)	(0.04)	0.73	(0.78)

Total from Investment Operations	1.08		0.00 (b)	0.27	1.13	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.43)	(0.37)	(0.40)	(0.39)
Net realized capital gains	—		—	—	—	(0.08)

Total Distributions	(0.35)		(0.43)	(0.37)	(0.40)	(0.47)

Net asset value, end of the period	$13.36		$12.63	$13.06	$13.16	$12.43

Total return	8.67%		(0.02)%	2.10%	9.22%	(2.89)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,163,785		$3,733,751	$3,846,208	$2,953,919	$3,137,371
Net expenses	0.48%		0.48%	0.48%	0.48%	0.49%
Gross expenses	0.48%		0.48%	0.48%	0.48%	0.49%
Net investment income	2.87%		2.97%	2.43%	3.15%	3.14%
Portfolio turnover rate	297	%(c)	181%	195%	143%	175%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class A
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$23.10	$21.60	$19.17	$18.45	$19.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.23	0.31	0.24	0.21
Net realized and unrealized gain (loss)	1.38	1.75	2.36	1.47	(0.37)

Total from Investment Operations	1.57	1.98	2.67	1.71	(0.16)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.19)	(0.24)	(0.15)	(0.20)
Net realized capital gains	(0.75)	(0.29)	—	(0.84)	(0.96)

Total Distributions	(0.91)	(0.48)	(0.24)	(0.99)	(1.16)

Net asset value, end of the period	$23.76	$23.10	$21.60	$19.17	$18.45

Total return(b)	7.66%	9.26%	14.10%	9.64%	(0.91)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$453,009	$401,036	$305,275	$280,263	$246,371
Net expenses	1.16%	1.16%	1.18%	1.17%	1.18%
Gross expenses	1.16%	1.16%	1.18%	1.17%	1.18%
Net investment income	0.83%	1.03%	1.57%	1.32%	1.06%
Portfolio turnover rate	27%	22%	35%	43%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class C
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$22.78		$21.29	$18.89	$18.19	$19.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02		0.06	0.16	0.10	0.06
Net realized and unrealized gain (loss)	1.38		1.73	2.33	1.46	(0.36)

Total from Investment Operations	1.40		1.79	2.49	1.56	(0.30)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.01)	(0.09)	(0.02)	(0.06)
Net realized capital gains	(0.75)		(0.29)	—	(0.84)	(0.96)

Total Distributions	(0.75)		(0.30)	(0.09)	(0.86)	(1.02)

Net asset value, end of the period	$23.43		$22.78	$21.29	$18.89	$18.19

Total return(c)	6.85%		8.46%	13.22%	8.88%	(1.66)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$480,479		$412,610	$354,017	$423,350	$393,416
Net expenses	1.91%		1.91%	1.93%	1.92%	1.93%
Gross expenses	1.91%		1.91%	1.93%	1.92%	1.93%
Net investment income	0.08%		0.29%	0.84%	0.57%	0.31%
Portfolio turnover rate	27%		22%	35%	43%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$23.25	$21.73	$19.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.31	0.20
Net realized and unrealized gain (loss)	1.38	1.75	2.33

Total from Investment Operations	1.65	2.06	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.25)	—
Net realized capital gains	(0.75)	(0.29)	—

Total Distributions	(0.98)	(0.54)	—

Net asset value, end of the period	$23.92	$23.25	$21.73

Total return	8.04%	9.60%	13.18	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$202,692	$80,346	$59,512
Net expenses	0.82%	0.83%	0.87	%(c)
Gross expenses	0.82%	0.83%	0.87	%(c)
Net investment income	1.20%	1.36%	1.48	%(c)
Portfolio turnover rate	27%	22%	35	%(d)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class Y
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$23.25	$21.74	$19.29	$18.55	$19.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.29	0.36	0.29	0.25
Net realized and unrealized gain (loss)	1.40	1.75	2.37	1.49	(0.37)

Total from Investment Operations	1.64	2.04	2.73	1.78	(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.24)	(0.28)	(0.20)	(0.26)
Net realized capital gains	(0.75)	(0.29)	—	(0.84)	(0.96)

Total Distributions	(0.97)	(0.53)	(0.28)	(1.04)	(1.22)

Net asset value, end of the period	$23.92	$23.25	$21.74	$19.29	$18.55

Total return	7.95%	9.49%	14.42%	9.97%	(0.72)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,938,124	$1,549,689	$1,067,062	$835,391	$604,609
Net expenses	0.91%	0.91%	0.93%	0.92%	0.93%
Gross expenses	0.91%	0.91%	0.93%	0.92%	0.93%
Net investment income	1.08%	1.29%	1.79%	1.58%	1.30%
Portfolio turnover rate	27%	22%	35%	43%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2019

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Global Allocation Fund (the “Global Allocation Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Core Plus Bond Fund and 5.75% for Global Allocation Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

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Notes to Financial Statements (continued)

September 30, 2019

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

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Notes to Financial Statements (continued)

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Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2019, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Core Plus Bond Fund	$—	—	$8,254,031	0.1%	$42,068	Less than 0.1%
Global Allocation Fund	522,507,079	17.0%	695,553	Less than 0.1%	—	—

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual

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September 30, 2019

basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

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Notes to Financial Statements (continued)

September 30, 2019

For the year ended September 30, 2019, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Core Plus Bond Fund	$27,950,351
Global Allocation Fund	8,144,545

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their

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September 30, 2019

net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

f.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax

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September 30, 2019

regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, convertible bonds, treasury inflation protected bonds, defaulted and/or non-income producing securities, capital gains taxes, deferred Trustees’ fees, distribution re-designations and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, defaulted and/or non-income producing securities, forward foreign currency contract mark-to-market, wash sales, premium amortization, corporate actions, treasury inflation protected bonds, contingent payment debt instruments, trust preferred securities and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$183,241,676	$—	$183,241,676	$213,726,023	$—	$213,726,023
Global Allocation Fund	18,627,380	77,905,873	96,533,253	15,533,777	24,595,545	40,129,322

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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September 30, 2019

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Undistributed ordinary income	$2,315,215	$12,969,159
Undistributed long-term capital gains	—	62,638,200

Total undistributed earnings	2,315,215	75,607,359

Capital loss carryforward:
Long-term:
No expiration date	(74,174,601)	—

Unrealized appreciation	118,569,024	547,793,405

Total accumulated earnings	$46,709,638	$623,400,764

Capital loss carryforward utilized in the current year	$45,035,017	$—

As of September 30, 2019, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Unrealized appreciation (depreciation)
Investments	$149,617,761	$554,877,433
Foreign currency translations	(31,048,737)	(7,084,028)

Total unrealized appreciation	$118,569,024	$547,793,405

As of September 30, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Federal tax cost	$8,287,525,201	$2,532,365,351

Gross tax appreciation	$239,373,779	$570,888,277
Gross tax depreciation	(120,781,635)	(21,932,297)

Net tax appreciation	$118,592,144	$548,955,980

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to capital gains taxes and foreign exchange gains or losses.

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Notes to Financial Statements (continued)

September 30, 2019

h.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Due to/from Brokers.  Transactions and positions in certain forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash pledged as collateral for delayed delivery securities. The due from brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts. The due to brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash received for delayed delivery securities. In certain circumstances a Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

k.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or

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September 30, 2019

securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, neither Fund had loaned securities under this agreement.

l.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision and has determined there will be no impact on the net asset value of the Funds.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•	Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data

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(which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements (continued)

September 30, 2019

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$137,094,836	$41,289	(b)	$137,136,125
All Other Non-Convertible Bonds(a)	—	6,827,284,072	—		6,827,284,072

Total Non-Convertible Bonds	—	6,964,378,908	41,289		6,964,420,197

Municipals(a)	—	17,132,006	—		17,132,006

Total Bonds and Notes	—	6,981,510,914	41,289		6,981,552,203

Senior Loans(a)	—	215,033,974	—		215,033,974
Preferred Stocks(a)	—	18,089,890	—		18,089,890
Common Stocks(a)	—	1,752,090	779	(b)	1,752,869
Short-Term Investments	—	1,189,688,409	—		1,189,688,409

Total	$—	$8,406,075,277	$42,068		$8,406,117,345

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

Global Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$78,514,823	$—	$78,514,823
Hong Kong	—	64,902,539	—	64,902,539
India	—	36,255,791	—	36,255,791
Japan	—	51,874,360	—	51,874,360
Sweden	—	42,343,717	—	42,343,717
Switzerland	—	125,354,034	—	125,354,034
United Kingdom	50,359,451	123,261,815	—	173,621,266
United States	1,370,726,204	1,919	—	1,370,728,123
All Other Common Stocks(a)	132,904,728	—	—	132,904,728

Total Common Stocks	1,553,990,383	522,508,998	—	2,076,499,381

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September 30, 2019

Global Allocation Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Canada	$—	$117,849,669	$4,819	(b)	$117,854,488
United States	37,164	403,195,400	—		403,232,564
All Other Non-Convertible Bonds(a)	—	244,274,172	—		244,274,172

Total Non-Convertible Bonds	37,164	765,319,241	4,819		765,361,224

Convertible Bonds(a)	—	12,085,563	—		12,085,563
Municipals(a)	—	292,858	—		292,858

Total Bonds and Notes	37,164	777,697,662	4,819		777,739,645

Preferred Stocks(a)	2,043,811	17,480	301,240	(b)	2,362,531
Short-Term Investments	—	224,730,647	—		224,730,647

Total Investments	1,556,071,358	1,524,954,787	306,059		3,081,332,204

Forward Foreign Currency Contracts (unrealized appreciation)	—	668,391	—		668,391

Total	$1,556,071,358	$1,525,623,178	$306,059		$3,082,000,595

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,549,571)	$—	$(1,549,571)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

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The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2018 and/or September 30, 2019:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Home Equity	$—	$—	$2	$(802)	$—
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	(62,140)	—

Total	$—	$—	$2	$(62,942)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
ABS Home Equity	$(28,812)	$70,901	$—	$41,289	$(802)
Common Stocks
Oil, Gas & Consumable Fuels	—	62,919	—	779	(62,140)

Total	$(28,812)	$133,820	$—	$42,068	$(62,942)

A debt security valued at $70,901 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A common stock valued at $62,919 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing

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service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Global Allocation Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Canada	$—	$—	$(22,588)	$(35,836)	$—
United States	124,748	—	—	—	—
Prefered Stocks
United States	—	—	—	(236,024)	—

Total	$124,748	$—	$(22,588)	$(271,860)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Non-Convertible Bonds
Canada	$(2,250,728)	$2,313,971	$—	$4,819	$(35,836)
United States	—	—	(124,748)	—	—
Prefered Stocks
United States	—	537,264	—	301,240	(236,024)

Total	$(2,250,728)	$2,851,235	$(124,748)	$306,059	$(271,860)

A debt security valued at $2,313,971 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was

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valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security.

A debt security valued at $124,748 was transferred from Level 3 to Level 2 during the period ended September 30, 2019. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2019 this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Preferred stocks valued at $537,264 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the year ended September 30, 2019, the Funds engaged in forward foreign currency transactions for hedging purposes. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2019, Global Allocation Fund engaged in forward foreign currency transactions to gain exposure to foreign currencies.

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(5,254,691)

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The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$668,391

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,549,571)

Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(4,522,875)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$773,497

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements (continued)

September 30, 2019

The volume of forward foreign currency contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2019:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	0.30%
Highest Notional Amount Outstanding	2.16%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2019	0.00%

Global Allocation Fund	Forwards
Average Notional Amount Outstanding	8.54%
Highest Notional Amount Outstanding	10.64%
Lowest Notional Amount Outstanding	7.37%
Notional Amount Outstanding as of September 30, 2019	8.57%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

September 30, 2019

As of September 30, 2019, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Allocation Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$9,739	$—	$9,739	$—	$9,739
Citibank N.A.	53,979	—	53,979	—	53,979
Credit Suisse International	597,075	(597,075)	—	—	—
Goldman Sachs & Co.	3,427	—	3,427	—	3,427
UBS AG	4,171	(4,171)	—	—	—

	$668,391	$(601,246)	$67,145	$—	$67,145

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$(743,669)	$597,075	$(146,594)	$146,594	$—
HSBC Bank USA	(8,779)	—	(8,779)	—	(8,779)
Morgan Stanley Capital Services, Inc.	(789,655)	—	(789,655)	430,000	(359,655)
UBS AG	(7,468)	4,171	(3,297)	—	(3,297)

	$(1,549,571)	$601,246	$(948,325)	$576,594	$(371,731)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which

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September 30, 2019

may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Allocation Fund	$1,248,391	$70,551

5.  Purchases and Sales of Securities.  For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$18,838,676,346	$17,284,422,096	$920,223,556	$1,252,836,635
Global Allocation Fund	183,957,972	100,973,884	946,433,658	564,607,854

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole

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September 30, 2019

general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%
Global Allocation Fund	0.7500%	0.7500%	0.7300%

Natixis Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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September 30, 2019

For the year ended September 30, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	0.50%	0.55%
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2019, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Core Plus Bond Fund	$10,937,982	0.16%
Global Allocation Fund	19,622,561	0.75%

For the year ended September 30, 2019, the advisory administration fees for Core Plus Bond Fund were $10,937,982 (effective rate of 0.16% of average daily net assets).

No expenses were recovered for either Fund during the year ended September 30, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

September 30, 2019

Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Core Plus Bond Fund	$1,448,947	$427,942	$1,283,824
Global Allocation Fund	1,014,734	1,079,928	3,239,783

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1,

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2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended September 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Core Plus Bond Fund	$2,979,797	$50,789	$2,929,008
Global Allocation Fund	1,159,251	19,350	1,139,901

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$4,005,391
Global Allocation Fund	2,050,127

As of September 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$50,450
Global Allocation Fund	47,578

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Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2019, were as follows:

Fund	Commissions
Core Plus Bond Fund	$41,087
Global Allocation Fund	184,743

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in

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September 30, 2019

certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of September 30, 2019, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Core Plus Bond Fund and Global Allocation Fund representing 0.12% and 0.66%, respectively, of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Global Allocation Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2020.

Expenses reimbursed pursuant to this undertaking is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2019, Natixis Advisors reimbursed Global Allocation Fund $1,249 for transfer agency expenses related to Class N shares.

i.  Payment by Affiliates.  For the year ended September 30, 2019, Loomis Sayles reimbursed Global Allocation Fund $4,199 in connection with a trading error.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	$535,767	$158,337	$6,151	$3,516,880
Global Allocation Fund	348,101	370,445	1,249	1,420,657

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8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2019, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Global Allocation Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Core Plus Bond Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Core Plus Bond Fund	2	13.13%

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Notes to Financial Statements (continued)

September 30, 2019

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	12,426,857	$158,345,750	14,040,643	$178,690,699
Issued in connection with the reinvestment of distributions	837,896	10,721,395	1,154,778	14,686,836
Redeemed	(19,090,450)	(243,916,582)	(19,481,082)	(248,180,226)

Net change	(5,825,697)	$(74,849,437)	(4,285,661)	$(54,802,691)

Class C
Issued from the sale of shares	1,660,719	$21,057,183	1,254,087	$16,021,820
Issued in connection with the reinvestment of distributions	172,807	2,212,246	296,095	3,768,661
Redeemed	(4,572,623)	(58,229,725)	(5,917,216)	(75,210,340)

Net change	(2,739,097)	$(34,960,296)	(4,367,034)	$(55,419,859)

Class N
Issued from the sale of shares	74,861,614	$965,170,758	38,117,548	$488,137,584
Issued in connection with the reinvestment of distributions	4,521,156	58,566,539	4,499,650	57,668,654
Redeemed	(34,409,887)	(444,651,546)	(28,866,367)	(370,892,754)

Net change	44,972,883	$579,085,751	13,750,831	$174,913,484

Class Y
Issued from the sale of shares	85,377,215	$1,102,722,145	75,086,998	$964,464,952
Issued in connection with the reinvestment of distributions	6,833,439	88,271,244	8,393,721	107,561,723
Redeemed	(76,245,974)	(976,476,811)	(82,352,831)	(1,056,035,857)

Net change	15,964,680	$214,516,578	1,127,888	$15,990,818

Increase from capital share transactions	52,372,769	$683,792,596	6,226,024	$80,681,752

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Notes to Financial Statements (continued)

September 30, 2019

11. Capital Shares (continued).

	Year Ended September 30, 2019		Year Ended September 30, 2018
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,286,270	$162,617,493	8,103,965	$184,844,305
Issued in connection with the reinvestment of distributions	622,284	12,134,537	259,737	5,734,993
Redeemed	(6,207,958)	(137,784,719)	(5,133,874)	(116,824,548)

Net change	1,700,596	$36,967,311	3,229,828	$73,754,750

Class C
Issued from the sale of shares	5,953,693	$130,846,979	6,101,385	$137,296,960
Issued in connection with the reinvestment of distributions	519,881	10,054,504	149,300	3,268,181
Redeemed	(4,084,514)	(89,798,271)	(4,761,750)	(107,144,492)

Net change	2,389,060	$51,103,212	1,488,935	$33,420,649

Class N
Issued from the sale of shares	5,515,442	$122,986,662	880,524	$20,044,847
Issued in connection with the reinvestment of distributions	168,053	3,290,482	70,593	1,565,047
Redeemed	(665,833)	(15,132,556)	(234,590)	(5,402,022)

Net change	5,017,662	$111,144,588	716,527	$16,207,872

Class Y
Issued from the sale of shares	31,758,778	$709,981,758	26,704,228	$611,912,156
Issued in connection with the reinvestment of distributions	2,439,526	47,790,318	905,490	20,083,757
Redeemed	(19,828,297)	(438,143,471)	(10,059,816)	(229,836,093)

Net change	14,370,007	$319,628,605	17,549,902	$402,159,820

Increase from capital share transactions	23,477,325	$518,843,716	22,985,192	$525,543,091

95  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Natixis Funds Trust I and Shareholders of Loomis Sayles Global Allocation Fund and Loomis Sayles Core Plus Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Global Allocation Fund (one of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Core Plus Bond Fund (one of the funds constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, and brokers; when replies

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Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

97  |

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2019, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Allocation	45.45%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2019, unless subsequently determined to be different.

Fund	Amount
Global Allocation	$77,905,873

Qualified Dividend Income.  For the fiscal year ended September 30, 2019, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Allocation

|  98

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust I; President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004 (since 2007 for Gateway Trust and 2011 for Natixis ETF Trust)	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

105  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter Smail, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19
Loomis Sayles Core Plus Bond Fund	$43,753	$44,201	$1,073	$1,097	$8,024	$8,104	$—	$—

1.	Audit-related fees consist of:

2018 & 2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2018 & 2019 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $9,097 and $9,202, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/17-9/30/18	10/1/18-9/30/19
Control Affiliates	$62,411	$32,252

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2019

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2019